Investment Advisers
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

U.S. Trust Company
225 High Ridge Road
Stamford, CT 06905

Transfer Agent
Boston Financial Data Services, Inc.
66 Brooks Drive
Braintree, MA 02184
(800) 881-9358

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.



[LOGO]EXCELSIOR FUNDS
Advised by U.S. Trust

                             Excelsior Funds Trust
                             Institutional Shares

                                  EQUITY FUND
                              MID CAP VALUE FUND
                              OPTIMUM GROWTH FUND
                                  INCOME FUND
                            TOTAL RETURN BOND FUND
                           INTERNATIONAL EQUITY FUND
                                HIGH YIELD FUND


                                 Annual Report
                                March 31, 2003

                             LETTER TO SHAREHOLDER
--------------------------------------------------------------------------------

May 30, 2003

Dear Shareholder:

On many levels, the fiscal year ended March 31, 2003 proved to be a highly challenging one.

Coping with the social, political and economic aftershocks of the September 11, 2001 terrorist attacks, the President implemented a Homeland Security Office and the United States continued its international war on terrorism and was actively engaged in a conflict with Iraq as the fiscal year came to a close. In the financial markets, corporate profits continued to fall and investors, already shaken by a series of corporate governance and accounting scandals, were leery about whether an economic recovery would be possible in the near-term. The Federal Reserve has continued to keep a close eye on the sputtering drivers of the U.S. economy, however, keeping short-term interest rates at historically low levels. In this environment, equity returns, both domestically and abroad, suffered for the third consecutive year. For many investors, the appropriate response to these conditions was to seek the relative safety of bonds and money market investments where returns - while modest - were at least positive.

In the near-term, there remains uncertainty as to the timing and breadth of an economic recovery here at home. Still, from a long-term perspective, we are confident in the ability of the U.S. economy and businesses to rebound - and provide reasonable returns to investors. In all times, but particularly during times of uncertainty, maintaining portfolio diversification and a sound investment plan continue to be the best ways for investors to pursue their investment objectives.

As always, we appreciate your confidence in selecting Excelsior to fulfill your investment needs. We remain committed to providing you with first-class investment products and are confident that our broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you to meet your overall financial objectives.

                                          Sincerely,

                                          /s/  James L. Bailey

                                          James L. Bailey
                                          President

                             EXCELSIOR FUNDS TRUST
                            ADVISER'S MARKET REVIEW
--------------------------------------------------------------------------------
Domestic Equity Markets

   The fiscal year ended March 31, 2003, marked the end of another extremely challenging period for domestic equities.

   The year began with continued volatility. Despite clear indications that the economy was recovering, the equity markets failed to pick up much steam in the fiscal first quarter, frequently edging upward and then falling back down within a day or two. Investors were apparently hamstrung for much of the period by concerns that the economic recovery was weaker than expected. Also on their minds was the possibility that corporate earnings might be hurt by further Enron-type accounting revelations and that conflicts around the world might worsen. The fear of further terrorist attacks at home didn't help either. Among the hardest-hit areas was technology. In contrast, basic industries and consumer-oriented stocks did better than many had hoped after a long period underwater. That the markets did not fare worse in the quarter was due in large part to consumer spending, which remained unexpectedly robust and buoyed investors' spirits somewhat - though obviously not enough to overcome their worries.

   The fiscal second quarter provided more of the same trends, edging ahead and then falling back, and essentially making little or no headway. The reasons were familiar as well: corporate wrongdoing, investor discontent, concern about a weak economic recovery, the looming fear of further terrorist activities (especially around July 4 and September 11), and the growing possibility of war with Iraq. Another date that gave investors the jitters was August 14, the deadline for many CEOs to certify the accuracy of their earnings reports, an event many worried would force scores of companies to make reporting adjustments. As for positive events, there were a few, though none were strong enough to produce gains with much staying power. For instance, although consumer confidence dipped in July, it did not fall in August. Retail sales rose, albeit slightly, throughout much of the period - but then so did consumer debt. And home and auto sales remained fairly strong during the three months, but largely as a result of low interest rates or zero-percent deals.

   The fiscal third quarter? Worries that the U.S. economy was stalling out and the potential for war with Iraq sent stocks to new lows early in the three-month period. But owing to the eight-week rally that followed, stocks managed to end the calendar year on a relatively firmer note, partially reversing the previous quarter's downtrend.

   The rally gained steam when the Federal Reserve came through with its first federal funds target-rate drop in eleven months. On November 6, the Fed lowered interest rates by a larger-than-expected 50 basis points, to 1.25%, and added a notice that the Federal Open Market Committee (FOMC) was ready to fight for growth and to counter potential deflation. In economic terms the Fed saw only a "soft spot" to get through, rather than a "double dip" recession. Still, at the end of the quarter, negative economic data held stocks in check.

   Heading into the final quarter of the fiscal year, stocks rallied for a full two weeks, sparked by a spate of improved economic data. Investors threw off fears of a double-dip recession, but slow confirmation of the inevitability of the Iraqi War coupled with a new series of Terrorism alerts soon took their toll. The Federal Reserve held interest rates steady and, owing to geopolitical uncertainty, offered little guidance on the economy's overall direction.

                             EXCELSIOR FUNDS TRUST
                      ADVISER'S MARKET REVIEW (CONTINUED)
--------------------------------------------------------------------------------
   As the quarter progressed, the markets were further battered by souring economic data. The report of a $98.7 billion dollar annual loss at AOL Time Warner, the widest in U.S. corporate history, was another negative. Share prices experienced slow but steady erosion. But then, just prior to the launch of actual hostilities against Iraq, there ensued the best 8-day rally in stocks since 1982. Once the war actually started, however, stocks turned down and gave back almost half of their prewar-rally gain. The markets, though hopeful, were again mired in renewed fears of a prolonged geopolitical conflict and its aftermath and on economic worries.

International Equity Markets

   The close of the fiscal year on March 31, 2003, marked the ending of another challenging year for investors in international equity markets.

   In the fiscal first quarter, although global equity markets were weak, they nevertheless managed to outperform the faltering U.S. equity market. In fact, the quarter marked a real turn in the currencies as the Euro strengthened 13.7% and the Yen rose 11.1% against the U.S. dollar.

   The best performance of the fiscal first quarter came from the Pacific Asian emerging markets, e.g. Thailand, Indonesia and China, while the worst occurred in the Latin American markets, which suffered belatedly from Argentine contagion and election worries. Europe - in particular the U.K. - lagged in the period.

   In the fiscal second quarter, weakness grew even more pronounced. In fact, global market performance was abysmal in the period. The leaders for the quarter were in Pacific Asia and the emerging markets - e.g. China, New Zealand and Russia. Europe lagged with Germany, Netherlands and France among the worst performers, with declines only exceeded by Brazil, which suffered from pre-election jitters.

   Europe continued to lag the US economic cycle by 3-6 months, with growth slowing sharply after holding up well last year. Germany was the worst hit, as it is the most manufacturing- and export-oriented economy in Europe. The Euro was stable versus the US dollar, up 13% from its low on April 8, 2002, which helped returns but hampered European exporters.

   Shifting direction in the fiscal third quarter, international markets rallied strongly for the three months. The move masked a big divergence between Pacific Asia, which was down, and Europe, which rebounded strongly. The surprisingly sharp, liquidity-driven rally bore all characteristics of a bear market bounce. Leading sectors were technology, telecom and media, and highly leveraged companies in general, while defensive sectors like consumer staples, tobacco and energy were left behind. Emerging markets also performed strongly, led by Latin America, which was the strongest region worldwide. The US dollar weakened considerably in the period.

   Unfortunately, the positive momentum didn't last in the final quarter of the fiscal year, as international markets declined in the period. The weaker dollar helped again, as the decline would have been even greater in local currency. As in the October rally, Europe led and Asia lagged, reversing previous trends once again.

                             EXCELSIOR FUNDS TRUST
                      ADVISER'S MARKET REVIEW (CONTINUED)
--------------------------------------------------------------------------------
Fixed Income Markets

   In the fiscal first quarter of the year ended March 31, 2003, the Treasury market experienced a flight to quality due to the steep drop in stock markets. As a result, interest rates declined sharply, thereby, reversing the rise in yields that took place in the previous quarter. Shorter maturities benefited the most. The resurgence of accounting and corporate governance issues together with the weakness in the equity markets caused the credit sector to experience one of its worst quarterly performances. Within the major credit sectors, the industrial sector was the worst performer. The finance sector provided a relatively "safe haven" as the sector's spread was virtually unchanged. Heightened investor risk aversion provided a bid for the high-quality collateralized securities represented in the asset-backed, mortgage-backed and commercial mortgage-backed sectors. The residential mortgage backed and government agency sectors also managed to outperform Treasuries in the period.

   Another down leg in the equity markets resulted in sharply lower Treasury yields in the fiscal second quarter. Stock market weakness, downward earnings guidance and regulatory-related concerns pressured the credit sector in the period. Investor risk aversion enabled the securitized sectors to perform relatively well. Spreads in the commercial mortgage-backed sector widened by 13 basis points as 5-year and 10-year swap spreads widened by 16 basis points and 13 basis points, respectively. The Agency sector was negatively affected by the recent publicity regarding Fannie Mae's large duration gap on its balance sheet.

   In the fiscal third quarter, the relatively small change in Treasury yields masked the significant volatility that took place intra-quarter. During the first two months of the quarter yields rose sharply in response to the strong rebound in the stock market. In December, a pullback in the stock market, softer economic data and nagging worries about a looming war with Iraq caused Treasury yields to drop sharply. The recovery in the stock market together with anticipation for an improvement in corporate profitability in 2003 enabled the credit sector to have a stellar performance, however. This helped offset the sector's dismal performance in the previous quarter. The standouts this quarter were the consumer finance and auto credits, which rebounded strongly. There was also a reversal of the flight to quality seen in the prior two quarters. The robust performance of the credit sector did not detract from the securitized sectors either. The significant reduction in Fannie Mae's large duration gap alleviated investor concerns from the prior quarter and contributed to the 16 basis point tightening in Agency spreads.

   While Treasury yields were relatively unchanged by the end of the final quarter of the fiscal year, there were sharp swings intra-quarter as the markets reacted to the developments of the war with Iraq. The start of the war ended investor uncertainty as to whether and when a war would take place. This, in turn, enabled all fixed income spread sectors to outperform Treasuries. The credit sector was the best performer, although there was significant divergence within the credit sector. Sectors that were beaten down in previous quarters - such as utilities and telecommunications - rallied strongly. On the other hand, the airlines sector, hurt by declining passenger traffic and higher fuel costs, underperformed. Renewed investor confidence enabled lower quality credits to outperform for the second consecutive quarter. The securitized sectors benefited as investors reached for yield in response to record low short maturity Treasury yields.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                               EQUITY FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2003, the Fund realized a total return of -20.65%* versus -24.76%** for the Standard & Poor's 500 Composite Stock Price Index. The Fund ranked 59 out of 969 funds, based on total return, in the Lipper Large-Cap Core Funds category*** for the same one year period. The Fund ranked 217 out of 512 funds in the same Lipper category for the five years ended March 31, 2003, with a cumulative return of -19.27%.* The Fund's performance throughout fiscal 2003 was stymied by several factors. The first was eroding investor confidence brought about by corporate wrongdoing and questionable accounting practices as well as concern about the growth in corporate profits. Later in the fiscal year, concerns about the impending war with Iraq, and, later, commencement of the actual invasion, also dragged on the Fund. Poor-performing media holdings, in general, also took the edge off the Fund's performance during the year. At the same time, for much of the fiscal period the Fund was helped by its underweighting in technology, an area that fared poorly overall, as well as the Fund's overweight in energy, which did quite well. Toward the end of the fiscal year, we began reducing the Fund's energy holdings in light of our expectation that post-war oil prices would decline. We also generally shifted our overall market capitalization by reducing the Fund's large cap holdings and adding to the Fund's ownership of smaller companies, in particular certain mid caps we feel have strong free cash flow. At the end of fiscal 2003, the Fund maintained a close balance between growth and value stocks.


                   [CHART]

-----------------------------------------------
Equity Fund+
-----------------------------------------------
Average Annual Total Return
Ended on 3/31/03*
-----------------------------------------------
 1 year     5 years   Since Inception (1/16/95)
--------   --------   -------------------------
(20.65)%    (4.19)%             7.05%
-----------------------------------------------

             Equity      Standard & Poor's 500
              Fund    Composite Stock Price Index**
            -------   -----------------------------
1/16/95     $10,000             $10,000
3/31/95      10,507              10,972
3/31/96      12,388              14,491
3/31/97      14,295              17,364
3/31/98      21,668              25,693
3/31/99      26,029              30,443
3/31/00      32,732              35,905
3/31/01      23,086              28,121
3/31/02      22,045              28,188
3/31/03      17,493              21,209


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/16/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/16/95. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
-------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: Lipper, Inc.--Lipper is an independent mutual fund performance monitor.
  + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                        MID CAP VALUE FUND
--------------------------------------------------------------------------------
   For the twelve months ended March 31, 2003, the Fund's Institutional Shares realized a total return of -22.58%* versus -19.67%** for the Russell Mid Cap Value Index. The Fund ranked 127 out of 298 funds, based on total return, in the Lipper Mid-Cap Core Funds category*** for the same one year period. The Fund's long-term performance has been excellent, ranking 14 out of 123 funds in the same Lipper category for the five years ended March 31, 2003, with a cumulative return of 29.50%.* It was a difficult year for domestic equities overall. Concerns about the strength of the economy and the integrity of corporate reporting dogged investors. Several companies held by the Fund came under investigation for fraud and misrepresentation and were sold at a loss. In the second half of the fiscal year, anxiety about war with Iraq -- both impending, and, later, actual -- also made investors nervous. Consumer oriented companies in the Fund, including some energy companies, generally outperformed investments more dependent on an improvement in the economy. Cheap stocks, especially those with higher than average debt levels and/or complicated structures, generally got cheaper. There was also a slight, and easily missed, rally in the second fiscal quarter that allowed many of the Fund's beaten-down stocks to prove rewarding as they experienced a sharp, though essentially short lived, recovery. Cyclical stocks also contributed to improved results. The fourth fiscal quarter marked an early stage in an improving environment for equity investing. Many of the Fund's best performing holdings in the period were last year's bottom dwellers. Even some technology investments showed strength. We believe the Fund is positioned to benefit from the expected economic recovery going forward.

                 [CHART]

---------------------------------------------
Mid Cap Value Fund-Institutional Shares+
---------------------------------------------
Average Annual Total Return
Ended on 3/31/03*
---------------------------------------------
 1 year    5 years   Since Inception (6/1/96)
--------   -------   ------------------------
(22.58)%    5.31%             12.51%
---------------------------------------------

            Mid Cap      Russell Mid Cap
           Value Fund    Value Index**
           ----------    ---------------
 6/1/96      $10,000        $10,000
3/31/97       11,391         11,377
3/31/98       17,277         16,533
3/31/99       18,106         15,302
3/31/00       25,745         15,936
3/31/01       25,233         18,138
3/31/02       28,899         20,759
3/31/03       22,374         16,678


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
-------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company--The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
*** Source: Lipper, Inc.--Lipper is an independent mutual fund performance monitor.
  + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                       OPTIMUM GROWTH FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2003, the Fund's Institutional Shares realized a total return of -30.42%* versus -26.76%** for the Russell 1000 Growth Index. Throughout the fiscal year, the Fund's quantitative overlay functioned as intended - increasing diversification and reducing volatility without materially inhibiting return. Fiscal 2003 was a trying period for U.S. equities virtually across the board. Corporate malfeasance, the questionable strength of the economy, impending war with Iraq - all fueled investor anxiety. To reflect this lower-growth environment, early in the fiscal year we reset the Fund's earnings per share growth targets, from 15% down to 12%, and this resulted in some investment readjustment. We also focused throughout the first fiscal quarter on new areas of potential growth and on stocks that we expected to hold up under market pressure while remaining poised for accelerated earnings in an improving economy. We made some adjustments in the technology sector in the second fiscal half, reducing the Fund's overall exposure to technology while shifting away from semiconductors and hard drives, two areas undergoing relative weakness, and toward computer services and printer supplies. We also bought companies in housing, a new sector for the Fund, and elsewhere in the consumer sector. Toward the end of fiscal 2003, we turned more toward healthcare names, adding a pharmaceuticals company, a drug distributor, a dental supplies distributor and several biotech firms. Since our investment style has proved effective in the past, particularly during better economic environments, we continue to believe it will be effective again, once the economy picks up.

                [CHART]

----------------------------------------------
Optimum Growth Fund-Institutional Shares+
----------------------------------------------
Average Annual Total Return
Ended on 3/31/03*
---------------------------------------------
 1 year    5 years   Since Inception (6/1/96)
--------  ---------  ------------------------
(30.42)%   (5.64)%               3.08%
---------------------------------------------

              Optimum Growth               Russell 1000
          Fund--Institutional Shares      Growth Index**
          --------------------------     ---------------
 6/1/96         $10,000                      $10,000
3/31/97          10,221                       11,059
3/31/98          16,441                       16,529
3/31/99          27,742                       21,175
3/31/00          35,415                       28,400
3/31/01          19,386                       16,268
3/31/02          17,671                       15,942
3/31/03          12,295                       11,676




Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
-------------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: The Russell Company--The Russell 1000 Growth Index is an unmanaged index and is composed of the 1,000 companies with higher price-to-book ratios and higher forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                               INCOME FUND
--------------------------------------------------------------------------------

   In the first half of the fiscal year ended March 31, 2003, the Fund modestly outperformed its respective benchmark. While being underweight the credit sector detracted from Fund performance, this was more than offset by being underweight Treasuries, overweight the securitized sectors, having a yield curve flattening bias and a barbell mortgage backed securities structure. In the fiscal second half, the Fund benefited from positions in inflation protected securities, and a higher yield relative to its benchmark. This was partially offset by a barbell position relative to the Treasury yield curve. For the fiscal year ended, March 31, 2003, the Fund realized a total return of 10.36%* and ranked 100 out of 197 funds, based on total return, in the Lipper Corporate Debt Funds A Rated category**. The Fund's long term performance has been very strong, ranking 21 out of 127 funds, for the same Lipper category for the five years ended March 31, 2003, with a cumulative total return of 39.67%*.

                 [CHART]

---------------------------------------------
Income Fund+
---------------------------------------------
Average Annual Total Return
Ended on 3/31/03*
---------------------------------------------
 1 year   5 years   Since Inception (1/16/95)
-------   -------   -------------------------
10.36%     6.91%               7.61%
---------------------------------------------

                                Lehman Brothers
              Income Fund   Aggregate Bond Index***
              -----------   -----------------------
1/16/95         $10,000            $10,000
3/31/95          10,301             10,504
3/31/96          11,232             11,637
3/31/97          11,690             12,208
3/31/98          13,067             13,673
3/31/99          13,842             14,559
3/31/00          14,007             14,833
3/31/01          15,721             16,691
3/31/02          16,536             17,583
3/31/03          18,249             19,638


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/16/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/16/95. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
-------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper, Inc.--Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers--The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
  + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.-

ADVISER'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                    TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

   For the fiscal year ended March 31, 2003, the Fund realized a total return of 12.27%* and ranked 38 out of 197 funds, based on total return, in the Lipper Corporate Debt Funds A Rated category**. The Fund's long term performance has been excellent, ranking 5 out of 127 funds, for the same Lipper category for the five years ended March 31, 2003, with a cumulative total return of 43.25%*. Throughout fiscal 2003 the Fund closely trailed its benchmark, outperforming it slightly at the end of the third fiscal period. In the first half of the fiscal year, the Fund was underweight the credit sector, which hindered its performance somewhat. At the same time, it was helped by being overweight the securitized sectors and underweight in Treasuries, as well as having a yield curve flattening bias and a barbell mortgage backed securities structure. In the fiscal second half, the Fund maintained a barbell position relative to the Treasury yield curve, a position that slightly hindered its results, but it benefited from a higher yield curve relative to its benchmark as well as its positions in inflation-protected securities.

               [CHART]

--------------------------------------------
Total Return Bond Fund+
--------------------------------------------
Average Annual Total Return
Ended on 3/31/03*
--------------------------------------------
1 year   5 years   Since Inception (1/19/95)
------   -------   -------------------------
12.27%    7.45%               8.34%
--------------------------------------------

            Total Return                 Lehman
              Bond Fund      Brothers Gov't/Credit Bond Index***
            ------------     -----------------------------------
1/19/95        $10,000                  $10,000
3/31/95         10,319                   10,498
3/31/96         11,514                   11,645
3/31/97         12,001                   12,164
3/31/98         13,465                   13,671
3/31/99         14,281                   14,565
3/31/00         14,499                   14,810
3/31/01         16,418                   16,648
3/31/02         17,182                   17,420
3/31/03         19,290                   19,753


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/19/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/19/95. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
-------------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lipper, Inc.--Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers--The Lehman Brothers Govt/Credit Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   For the twelve months ended March 31, 2003, the Fund realized a total return of -29.26%* as compared with -23.23%** for the MSCI-EAFE Index and -22.19%*** for the MSCI-ACWI Free ex U.S. Index. Throughout the fiscal year we attempted to adhere to our investment criteria of sustainable growth at a reasonable price, and, in addition, we paid particular attention to companies' balance sheet strength, free cash flow, and dividend yield. We generally maintained an overweight in Asia and an underweight in Europe -- we found better growth and lower valuations in Pacific Asia (mainly ex-Japan) than in Europe. We also took a defensive approach (overweight in consumer staples, underweight technology and telecommunications) throughout much of the year. These stances by and large benefited the Fund. Exceptions included the third fiscal quarter when Pacific Asia fared poorly while Europe was up. We increased our holdings somewhat in Japan, especially toward the end of the fiscal year. We noticed that several Japanese companies, in particular an electronics firm and a builder, were each combining strong top line growth and dramatic restructuring to produce greater profitability. We feel the Fund's defensive positioning served it well until the "war rally" at the end of the fiscal fourth quarter. We repositioned the Fund gradually early in the quarter and more rapidly toward the end of the quarter in order to better participate in any potential recovery.

                       [CHART]

-----------------------------------------------
International Equity Fund+
-----------------------------------------------
Average Annual Total Return
Ended on 3/31/03*
-----------------------------------------------
  1 year    5 years   Since Inception (1/24/95)
--------    -------   -------------------------
(29.26)%    (9.50)%            (1.32)%
-----------------------------------------------

                                              MSCI-ACWI
           International    MSCI-EAFE          Free ex
            Equity Fund      Index**         U.S. Index***
           -------------    ---------    ----------------------
1/24/95      $10,000         $10,000           $10,000
3/31/95       10,386          10,187            10,030
3/31/96       12,787          11,444            11,352
3/31/97       13,439          11,611            11,698
3/31/98       14,770          13,771            13,601
3/31/99       13,795          14,606            14,022
3/31/00       22,648          18,271            18,070
3/31/01       14,433          13,546            13,223
3/31/02       12,678          12,394            12,458
3/31/03        8,969           9,515             9,695


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

   The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 1/24/95 (inception date). For comparative purposes, the value of the indices on 12/31/94 is used as the beginning value on 1/24/95. The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
-------------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Morgan Stanley & Co., Incorporated--The Morgan Stanley Capital
   International EAFE (Europe, Australia, Asia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
*** Source: Morgan Stanley & Co., Incorporated--The Morgan Stanley Capital
    International All Country World Index Free ex U.S. Index is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

ADVISER'S INVESTMENT REVIEW
EXCELSIOR FUNDS TRUST                                           HIGH YIELD FUND
--------------------------------------------------------------------------------

   During the fiscal year ended March 31, 2003, structural changes in the High Yield market -- a corporate credit crisis, concerns over corporate governance and fraud, and other factors -- brought new variables and extreme volatility to the asset class. Our ongoing strategy remained deeply rooted in fundamentals of the bonds, while investing in companies that are not subject to as much volatility as many of the newer, larger bonds in the marketplace. On that basis, we avoided companies like WorldCom, Qwest, Tyco, Enron and many technology companies. After three markedly challenging quarters, however, the overall High Yield market did gain a firmer footing in the final quarter of the fiscal year, and Fund performance picked up accordingly. The return of the market and the Fund is heavily attributable to a strong performance from the distressed sector and utilities in particular. During the final fiscal quarter we improved the overall credit quality of the Fund. The default rate of the High Yield market dipped significantly in the final three months of the fiscal year as well. We continued to invest in fairly liquid senior and senior secured bonds priced at a discount to par with potential for appreciation and high current yield. In addition, we continued to pursue debt holder claims in insolvencies where the situation appeared to have good fundamental asset value, rather than liquidate at distressed levels. We believed the High Yield market remained cheap compared with historical levels. For the fiscal year ended March 31, 2003, the Fund's Institutional Shares realized a total return of -10.30%*.

               [CHART]

-------------------------------------
High Yield Fund-Institutional Shares+
-------------------------------------
Average Annual Total Return
Ended on 3/31/03*
------------------------------------
 1 year   Since Inception (10/31/00)
--------  --------------------------
(10.30)%           (0.73)%
------------------------------------

                           Merrill Lynch
             High Yield      High Yield,
                Fund      Cash Pay Index**
             ----------   --------------
10/31/00     $10,000         $10,000
12/31/00
 3/31/01      10,789          10,512
 6/30/01
 9/30/01      10,087           9,959
12/31/01
 3/31/02      10,954          10,717
 6/30/02
 9/30/02       9,430           9,741
12/31/02
 3/31/03       9,827          11,107


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/31/00 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
-------------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Merrill Lynch--The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
 + Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

Excelsior Funds Trust
Schedule of Investments
March 31, 2003

Equity Fund

Shares                                                        Value
-------                                                    -----------
COMMON STOCKS -- 98.89%
        CONSUMER DISCRETIONARY -- 18.35%
 48,622 +AOL Time Warner, Inc............................. $   528,035
 49,038 +Brinker International, Inc.......................   1,495,659
 47,053 +Coach, Inc.......................................   1,803,542
 50,149 +Comcast Corp., Class A Special...................   1,376,089
 81,108 John Wiley & Sons, Class A........................   1,839,529
118,765 +Liberty Media Corp., Class A.....................   1,155,583
 23,035 +Mohawk Industries, Inc...........................   1,104,298
 61,716 Tupperware Corp...................................     852,915
 38,364 Wal-Mart Stores, Inc..............................   1,996,079
                                                           -----------
                                                            12,151,729
                                                           -----------
        CONSUMER STAPLES -- 6.46%
 42,354 General Mills, Inc................................   1,929,224
 27,167 Gillette Co.......................................     840,547
 59,138 Sysco Corp........................................   1,504,471
                                                           -----------
                                                             4,274,242
                                                           -----------
        ENERGY -- 9.79%
 18,847 Apache Corp.......................................   1,163,595
 26,214 BP plc ADR........................................   1,011,598
 24,197 ConocoPhillips....................................   1,296,959
 59,809 Exxon Mobil Corp..................................   2,090,325
 23,011 +Nabors Industries Ltd............................     917,449
                                                           -----------
                                                             6,479,926
                                                           -----------
        FINANCIAL -- 18.30%
 49,437 Allstate Corp.....................................   1,639,825
 34,043 American International Group......................   1,683,426
 57,708 Citigroup, Inc....................................   1,988,041
 27,846 Goldman Sachs Group, Inc..........................   1,895,756
 29,485 Hartford Financial Services Group, Inc............   1,040,526
 92,590 US Bancorp........................................   1,757,358
 46,900 Wells Fargo & Co..................................   2,110,031
                                                           -----------
                                                            12,114,963
                                                           -----------
        HEALTH CARE -- 16.05%
  9,713 +Amgen, Inc.......................................     559,177
  9,344 +Genentech, Inc...................................     327,134
 30,304 Johnson & Johnson.................................   1,753,693
 33,720 +Lincare Holdings, Inc............................   1,033,855
 26,695 Medtronic, Inc....................................   1,204,478
 35,800 Merck & Co., Inc..................................   1,961,124
 51,111 Pfizer, Inc.......................................   1,592,619
 13,920 +WellPoint Health Networks........................   1,068,360
 29,855 Wyeth.............................................   1,129,116
                                                           -----------
                                                            10,629,556
                                                           -----------

 Shares                                                         Value
---------                                                    -----------
COMMON STOCKS -- (continued)
          INDUSTRIALS -- 16.12%
  33,941  Caterpillar, Inc.................................. $ 1,669,897
  25,091  Danaher Corp......................................   1,649,984
  62,780  General Electric Co...............................   1,600,890
  16,337  Illinois Tool Works, Inc..........................     949,997
  45,223  +Jacobs Engineering Group, Inc....................   1,899,818
  31,430  Lockheed Martin Corp..............................   1,494,496
  32,790  W.W. Grainger, Inc................................   1,406,691
                                                             -----------
                                                              10,671,773
                                                             -----------
          INFORMATION TECHNOLOGY -- 11.16%
  27,021  +Analog Devices, Inc..............................     743,078
  38,742  +Applied Materials, Inc...........................     487,374
  69,989  +Cisco Systems, Inc...............................     907,757
  38,158  Intel Corp........................................     621,212
  13,680  International Business Machines Corp..............   1,072,923
   9,542  +Lexmark International, Inc.......................     638,837
  79,248  Microsoft Corp....................................   1,917,802
  24,446  SAP AG ADR........................................     463,496
  32,917  Texas Instruments, Inc............................     538,851
                                                             -----------
                                                               7,391,330
                                                             -----------
          TELECOMMUNICATION -- 2.66%
  34,350  SBC Communications, Inc...........................     689,061
  30,280  Verizon Communications, Inc.......................   1,070,398
                                                             -----------
                                                               1,759,459
                                                             -----------
          TOTAL COMMON STOCKS (Cost $78,842,913)............  65,472,978
                                                             -----------
Principal
 Amount
---------
REPURCHASE AGREEMENT -- 1.16%
$765,000  #JP Morgan Chase Securities, Inc., Repurchase
           Agreement, 1.00%, dated 3/31/03, due 4/1/03, to
           be repurchased at $765,021 (Cost $765,000).......     765,000
                                                             -----------

TOTAL INVESTMENTS (Cost $79,607,913*)............. 100.05% $66,237,978
OTHER ASSETS & LIABILITIES (NET)..................  (0.05)     (29,895)
                                                   ------  -----------
NET ASSETS........................................ 100.00% $66,208,083
                                                   ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates $79,851,390. + Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this schedule of investments.
ADR--American Depositary Receipt
plc--public limited company

                      See Notes to Financial Statements.

Excelsior Funds Trust
Schedule of Investments
March 31, 2003

Mid Cap Value Fund

Shares                                                        Value
-------                                                    -----------
COMMON STOCKS -- 95.32%
        CONSUMER DISCRETIONARY -- 23.69%
150,000 +Best Buy Co., Inc................................ $ 4,045,500
110,000 Black & Decker Corp...............................   3,834,600
 60,000 Centex Corp.......................................   3,261,600
 85,000 Polaris Industries, Inc...........................   4,226,200
110,000 Sherwin-Williams Co...............................   2,907,300
200,000 TJX Cos., Inc.....................................   3,520,000
450,000 +United Rentals, Inc..............................   4,329,000
115,000 +Zale Corp........................................   3,765,100
                                                           -----------
                                                            29,889,300
                                                           -----------
        CONSUMER STAPLES -- 3.06%
 90,000 +Dean Foods Co....................................   3,861,900
                                                           -----------
        ENERGY -- 8.34%
 70,000 Devon Energy Corp.................................   3,375,400
125,000 Occidental Petroleum Corp.........................   3,745,000
170,000 Ocean Energy, Inc.................................   3,400,000
                                                           -----------
                                                            10,520,400
                                                           -----------
        FINANCIAL -- 10.37%
145,000 Ace Ltd...........................................   4,197,750
 40,000 First Niagara Financial Group, Inc................     468,000
110,000 +Investment Technology Group, Inc.................   1,536,700
 70,000 Lehman Brothers Holdings, Inc.....................   4,042,500
205,000 Sovereign Bancorp, Inc............................   2,839,250
                                                           -----------
                                                            13,084,200
                                                           -----------
        HEALTH CARE -- 4.42%
310,000 +Human Genome Sciences, Inc.......................   2,656,700
175,000 +Tenet Healthcare Corp............................   2,922,500
                                                           -----------
                                                             5,579,200
                                                           -----------
        INDUSTRIALS -- 14.84%
290,000 +Cendant Corp.....................................   3,683,000
160,000 Lincoln Electric Holdings, Inc....................   2,889,600
150,000 +Mueller Industries, Inc..........................   3,745,500
300,000 Onex Corp.........................................   2,835,000
220,000 Pittston Brink's Group............................   3,049,200
120,000 York International Corp...........................   2,520,000
                                                           -----------
                                                            18,722,300
                                                           -----------
        INFORMATION TECHNOLOGY -- 10.84%
310,000 +Comverse Technology, Inc.........................   3,506,100
120,000 Harris Corp.......................................   3,332,400
105,000 +National Semiconductor Corp......................   1,789,200
120,000 +Storage Technology Corp..........................   2,426,400
305,000 Symbol Technologies, Inc..........................   2,626,050
                                                           -----------
                                                            13,680,150
                                                           -----------

 Shares                                                          Value
----------                                                    ------------
COMMON STOCKS -- (continued)
           RAW/INTERMEDIATE MATERIALS -- 7.16%
   220,000 Aracruz Celulose S.A. ADR......................... $  4,402,200
   210,000 Georgia-Pacific Corp..............................    2,919,000
   170,000 +Shaw Group, Inc..................................    1,708,500
                                                              ------------
                                                                 9,029,700
                                                              ------------
           REAL ESTATE -- 2.59%
   120,000 St. Joe Co........................................    3,264,000
                                                              ------------
           TECHNOLOGY -- 2.10%
   260,000 +Vishay Intertechnology, Inc......................    2,646,800
                                                              ------------
           TELECOMMUNICATION -- 2.67%
   225,000 +IDT Corp.........................................    3,370,500
                                                              ------------
           UTILITIES -- 5.24%
   425,000 El Paso Corp......................................    2,571,250
   110,000 Public Service Enterprise Group, Inc..............    4,035,900
                                                              ------------
                                                                 6,607,150
                                                              ------------
           TOTAL COMMON STOCKS (Cost $131,621,373)...........  120,255,600
                                                              ------------
CONVERTIBLE PREFERRED STOCK -- 0.74%
           ENERGY -- 0.74%
   100,000 Williams Cos., Inc., Preferred Exchange,
            9.00% (Cost $523,940)............................      933,000
                                                              ------------
Principal
 Amount
----------
REPURCHASE AGREEMENT -- 5.90%
$7,449,000 #JP Morgan Chase Securities, Inc., Repurchase
            Agreement, 1.00%, dated 3/31/03, due 4/1/03, to
            be repurchased at $7,449,207 (Cost $7,449,000)...    7,449,000
                                                              ------------

TOTAL INVESTMENTS (Cost $139,594,313*)............ 101.96% $128,637,600
OTHER ASSETS & LIABILITIES (NET)..................  (1.96)   (2,474,633)
                                                   ------  ------------
NET ASSETS........................................ 100.00% $126,162,967
                                                   ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR--American Depositary Receipt

                      See Notes to Financial Statements.

Excelsior Funds Trust
Schedule of Investments
March 31, 2003

Optimum Growth Fund

Shares                                                      Value
------                                                    ----------
COMMON STOCKS -- 89.97%
       CONSUMER DISCRETIONARY -- 16.92%
15,000 +Apollo Group, Inc., Class A...................... $  748,200
15,500 +Bed Bath & Beyond, Inc...........................    535,370
11,000 +Comcast Corp., Class A...........................    314,710
22,700 Harley-Davidson, Inc..............................    901,417
11,500 +Harrah's Entertainment, Inc......................    410,550
18,300 +Kohls Corp.......................................  1,035,414
 8,800 Lowe's Cos., Inc..................................    359,216
 2,000 +Mohawk Industries, Inc...........................     95,880
19,200 Wal-Mart Stores, Inc..............................    998,976
                                                          ----------
                                                           5,399,733
                                                          ----------
       CONSUMER STAPLES -- 4.14%
10,000 Altria Group, Inc.................................    299,600
10,200 Coca-Cola Co......................................    412,896
 3,400 Pepsi Bottling Group, Inc.........................     60,962
10,000 PepsiCo, Inc......................................    400,000
 5,000 Walgreen Co.......................................    147,400
                                                          ----------
                                                           1,320,858
                                                          ----------
       ENERGY -- 1.30%
 6,500 +BJ Services Co...................................    223,535
 2,700 ENSCO International, Inc..........................     68,877
 3,100 +Nabors Industries Ltd............................    123,597
                                                          ----------
                                                             416,009
                                                          ----------
       FINANCIAL -- 11.31%
12,200 AMBAC Financial Group, Inc........................    616,344
14,950 American International Group......................    739,278
21,500 Citigroup, Inc....................................    740,675
 5,000 Fannie Mae........................................    326,750
10,000 Freddie Mac.......................................    531,000
 5,900 SLM Corp..........................................    654,428
                                                          ----------
                                                           3,608,475
                                                          ----------
       HEALTH CARE -- 29.90%
 6,700 Abbott Laboratories...............................    251,987
24,800 +Amgen, Inc.......................................  1,427,736
 2,100 Cardinal Health, Inc..............................    119,637
36,500 +Caremark Rx, Inc.................................    662,475
 5,000 Eli Lilly & Co....................................    285,750
 4,300 +Forest Laboratories, Inc.........................    232,071
12,500 +Genzyme Corp.--General Division..................    455,000
11,000 +Gilead Sciences, Inc.............................    461,780
39,000 Health Management Associates, Inc., Class A.......    741,000
19,600 Johnson & Johnson.................................  1,134,252
26,910 Medtronic, Inc....................................  1,214,179
15,000 +Patterson Dental Co..............................    688,950
28,000 Pfizer, Inc.......................................    872,480
 4,800 Pharmacia Corp....................................    207,840
16,200 Teva Pharmaceutical Industries ADR................    674,568
 1,200 UnitedHealth Group, Inc...........................    110,004
                                                          ----------
                                                           9,539,709
                                                          ----------

 Shares                                                          Value
----------                                                    -----------
COMMON STOCKS -- (continued)
           INDUSTRIALS -- 2.12%
     6,000 General Electric Co............................... $   153,000
    11,000 Lockheed Martin Corp..............................     523,050
                                                              -----------
                                                                  676,050
                                                              -----------
           INFORMATION TECHNOLOGY -- 24.28%
     6,000 Adobe Systems, Inc................................     184,980
    13,200 +Affiliated Computer Services, Inc., Class A......     584,232
     8,000 +Analog Devices, Inc..............................     220,000
    23,000 +Dell Computer Corp...............................     628,590
     1,500 +eBay, Inc........................................     127,935
     8,100 +Electronic Arts, Inc.............................     474,984
    20,000 First Data Corp...................................     740,200
    24,000 Intel Corp........................................     390,720
     5,700 International Business Machines Corp..............     447,051
    10,400 +Lexmark International, Inc.......................     696,280
     3,200 Maxim Integrated Products.........................     115,552
     6,500 Microchip Technology, Inc.........................     129,350
    55,000 Microsoft Corp....................................   1,331,000
    64,000 Nokia Oyj ADR.....................................     896,640
     6,200 Qualcomm, Inc.....................................     223,510
     2,900 +Symantec Corp....................................     113,564
    27,000 Texas Instruments, Inc............................     441,990
                                                              -----------
                                                                7,746,578
                                                              -----------
           TOTAL COMMON STOCKS (Cost $27,722,414)............  28,707,412
                                                              -----------
Principal
 Amount
----------
REPURCHASE AGREEMENT -- 9.13%
$2,913,000 # JP Morgan Chase Securities, Inc., Repurchase
            Agreement, 1.00%, dated 3/31/03, due 4/1/03, to
            be repurchased at $2,913,081 (Cost $2,913,000)...   2,913,000
                                                              -----------

TOTAL INVESTMENTS (Cost $30,635,414*).............  99.10% $31,620,412
OTHER ASSETS & LIABILITIES (NET)..................   0.90      288,708
                                                   ------  -----------
NET ASSETS........................................ 100.00% $31,909,120
                                                   ======  ===========

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR--AmericanDepositary Receipt

                      See Notes to Financial Statements.

Excelsior Funds Trust
Schedule of Investments
March 31, 2003

Income Fund

 Principal                                        Maturity
  Amount                                    Rate    Date      Value
----------                                  ----  -------- ------------
ASSET-BACKED SECURITY -- 2.62%
$2,600,000   CIT RV Trust, 1999-A A4
              (Cost $2,555,971)............ 6.16% 06/15/13 $  2,756,546
                                                           ------------
COLLATERALIZED MORTGAGE OBLIGATION -- 0.44%
   451,756   Government National Mortgage
              Association, 1999-19 A (Cost
              $450,500).................... 6.50  08/16/25      460,224
                                                           ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 16.25%
 1,780,000   CS First Boston
              Mortgage Securities
              Corp., 2001-CK3 A2........... 6.04  06/15/34    1,941,682
 1,498,740   DLJ Commercial Mortgage
              Corp., 2000-CF1 A1A.......... 7.45  06/10/33    1,687,181
 1,222,727** Merrill Lynch Mortgage
              Investors, Inc., 1995-C2 C... 7.37  06/15/21    1,337,833
 1,511,339   Morgan Stanley Dean Witter
              Capital I, 2000-LIFE A1...... 7.42  11/15/36    1,699,641
 1,555,000   Mortgage Capital Funding,
              Inc., 1997-MC2 D............. 7.12  11/20/27    1,718,915
 2,800,608   Nomura Asset
              Securities Corp., 1995-MD3
              A1B.......................... 8.15  04/04/27    3,069,207
 1,193,435   Nomura Asset
              Securities Corp., 1998-D6 A1A 6.28  03/15/30    1,292,036
 3,895,000   Salomon Brothers Mortgage
              Securities VII, 2001-C2 A2... 6.17  02/13/10    4,349,578
                                                           ------------
             TOTAL COMMERCIAL MORTGAGE-
              BACKED SECURITIES (Cost $15,831,871)........   17,096,073
                                                           ------------
CORPORATE BONDS -- 21.75%
 1,096,312   Atlas Air, Inc., Series 991B.. 7.63  01/02/15      341,567
 1,060,000   British Telecommunications plc 8.63  12/15/30    1,360,138
   640,000   CenturyTel, Inc., Series L.... 7.88  08/15/12      772,491

Principal                                       Maturity
 Amount                                   Rate    Date      Value
----------                                ----  -------- ------------
CORPORATE BONDS -- (continued)
$1,175,000 Countrywide Home Loans, Inc.
            MTN.......................... 4.25% 12/19/07 $  1,203,997
 1,290,000 DaimlerChrysler NA Holding
            Corp......................... 6.40  05/15/06    1,391,416
 1,210,000 Ford Motor Co................. 7.45  07/16/31      925,650
 4,000,000 Ford Motor Credit Co.......... 6.88  02/01/06    3,930,736
 2,020,000 General Motors Acceptance
            Corp......................... 8.00  11/01/31    1,966,803
 1,455,000 General Motors Corp........... 6.25  05/01/05    1,504,106
   960,000 Goldman Sachs Group, Inc...... 6.13  02/15/33      963,187
   550,000 Household Finance Corp........ 8.00  07/15/10      650,459
 1,100,000 JP Morgan Chase & Co.......... 5.75  01/02/13    1,152,445
 4,851,000 Resolution Funding Corp.
            Principal Only STRIPS........ 0.00  07/15/20    1,884,866
 1,375,000 Southwest Airlines Co......... 5.50  11/01/06    1,480,406
 2,225,000 Textron Financial Corp........ 5.88  06/01/07    2,332,301
   545,000 United Mexican States......... 6.63  03/03/15      545,000
   470,000 Weyerhaeuser Co............... 6.88  12/15/33      483,081
                                                         ------------
           TOTAL CORPORATE BONDS (Cost $22,906,367).....   22,888,649
                                                         ------------
TAX-EXEMPT SECURITY -- 1.12%
 1,040,000 Michigan State Trunk Line,
            Series A (Cost $1,206,685)... 5.25  11/01/14    1,180,400
                                                         ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 54.54%
 5,000,000 Federal Home Loan Bank,
            Discount Note................ 1.15  04/14/03    4,997,924
 2,075,000 Federal Home Loan Mortgage
            Corporation.................. 6.25  07/15/32    2,356,221
 2,593,937 Federal Home Loan Mortgage
            Corporation
           Pool #M80779.................. 5.00  11/01/09    2,688,296
 3,000,000 Federal National
            Mortgage Association,
            Discount Note................ 6.19  10/09/19    1,180,350

                      See Notes to Financial Statements.

Excelsior Funds Trust
Schedule of Investments
March 31, 2003

Income Fund -- (continued)

Principal                                       Maturity
 Amount                                   Rate    Date      Value
----------                                ----  -------- -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- (continued)
           Federal National
            Mortgage Association
$1,207,402 Pool #251502.................. 6.50% 02/01/13 $ 1,281,729
   629,167 Pool #252806.................. 7.50  10/01/29     671,045
 1,029,999 Pool #443194.................. 5.50  10/01/28   1,057,036
 1,778,870 Pool #452035.................. 5.50  11/01/28   1,825,566
     7,861 Pool #454758.................. 5.50  12/01/28       8,068
 1,414,293 Pool #561435.................. 5.50  11/01/29   1,451,418
 1,298,265 Pool #578543.................. 5.50  04/01/31   1,327,476
   887,710 Pool #627259.................. 5.50  02/01/32     907,656
 2,756,666 Pool #632551.................. 5.50  02/01/32   2,818,606
   912,070 Pool #632576.................. 5.50  02/01/32     932,539
 3,058,038 Pool #645136.................. 6.50  06/01/32   3,192,294
 1,971,590 Pool #650173.................. 5.00  11/01/32   1,974,445
 8,788,556 Pool #675859.................. 6.00  01/01/33   9,123,068
 1,747,786 Pool #681303.................. 5.50  02/01/18   1,814,147
 1,752,369 Pool #681338.................. 5.50  02/01/18   1,818,904
           Government National
            Mortgage Association ARM
   541,726 Pool #80205................... 5.00  06/20/28     556,101
   332,833 Pool #80311................... 4.50  08/20/29     340,197
           Government National
            Mortgage Association
   230,303 Pool #434772.................. 9.00  06/15/30     251,246
   298,872 Pool #471660.................. 7.50  03/15/28     320,044
   803,620 Pool #472028.................. 6.50  05/15/28     846,412
   749,251 Pool #475847.................. 6.50  06/15/28     789,148
   898,854 Pool #503711.................. 7.00  05/15/29     954,886
   491,876 Pool #525556.................. 8.00  01/15/30     533,405
   111,877 Pool #525945.................. 9.00  07/15/30     122,050
 3,448,203 Pool #575441.................. 6.50  12/15/31   3,625,805
   642,041 Pool #780086.................. 8.50  11/15/17     710,675
 1,998,743 Pool #780548.................. 8.50  12/15/17   2,212,409
 1,416,791 Pool #780865.................. 9.50  11/15/17   1,596,865
   761,314 Pool #781036.................. 8.00  10/15/17     837,906
 1,059,561 Pool #781084.................. 9.00  12/15/17   1,182,283
 2,555,000 U.S. Treasury Principal Only
            STRIPS....................... 0.00  02/15/20   1,072,791
                                                         -----------
           TOTAL U.S. GOVERNMENT & AGENCY
            OBLIGATIONS (Cost $55,333,182)..............  57,379,011
                                                         -----------

 Shares                                             Value
---------                                        ------------
SHORT-TERM INVESTMENTS -- 6.54%
3,439,734 Dreyfus Government Cash Management
           Fund................................. $  3,439,734
3,440,128 Fidelity U.S. Treasury II Fund........    3,440,128
                                                 ------------
          TOTAL SHORT-TERM INVESTMENTS (Cost
           $6,879,862)..........................    6,879,862
                                                 ------------

TOTAL INVESTMENTS (Cost $105,164,438*)............ 103.26% $108,640,765
OTHER ASSETS & LIABILITIES (NET)..................  (3.26)   (3,425,786)
                                                   ------  ------------
TOTAL NET ASSETS.................................. 100.00% $105,214,979
                                                   ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $105,174,177.
**Variable Rate Security--The rate reported is the rate in effect as of March
  31, 2003.
ARM--AdjustableRate Mortgage
DiscountNote--The rate reported on the Schedule of Investments is the effective yield at time of purchase.
MTN--Medium Term Note
plc--public limited company
STRIPS--SeparatelyTraded Registered Interest and Principal Securities

                      See Notes to Financial Statements.

Excelsior Funds Trust
Schedule of Investments
March 31, 2003

Total Return Bond Fund


Principal                                       Maturity
 Amount                                   Rate    Date      Value
----------                                ----  -------- ------------
ASSET-BACKED SECURITY -- 4.03%
$9,690,000 California Infrastructure
            PG&E, 1997-1 A8 (Cost
            $9,773,758).................. 6.48% 12/26/09 $ 10,949,152
                                                         ------------
CERTIFICATE OF DEPOSIT -- 2.79%
 7,035,000 Mercantile Safe & Deposit
            Trust (Cost $7,035,000)...... 6.10  05/17/04    7,571,419
                                                         ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 18.88%
 4,225,000 Asset Securitization Corp.,
            1997-D4 A4................... 7.01  04/14/29    5,003,263
 4,809,815 DLJ Commercial Mortgage
            Corp., 2000-CF1 A1A.......... 7.45  06/10/33    5,414,568
 5,100,000 First Union Commercial
            Mortgage Securities, Inc.,
            1997-C1 D.................... 7.50  04/18/29    5,712,573
     4,095 LB Commercial Conduit
            Mortgage Trust, 1999-C1 A1... 6.41  06/15/31        4,429
 4,635,000 Morgan Stanley Capital I,
            1999-CAM1 A3................. 6.92  03/15/32    5,200,516
 2,867,877 Morgan Stanley Dean Witter
            Capital I, 2000-LIFE A1...... 7.42  11/15/36    3,225,195
 3,550,000 Mortgage Capital Funding,
            Inc., 1997-MC2 D............. 7.12  11/20/27    3,924,211
 2,758,318 Mortgage Capital Funding,
            Inc., 1998-MC1 A1............ 6.42  03/18/30    2,957,923
 4,450,000 Mortgage Capital Funding,
            Inc., 1998-MC1 C............. 6.95  03/18/30    5,058,623
 4,236,555 Nomura Asset Securities
            Corp., 1998-D6 A1A........... 6.28  03/15/30    4,586,579
 3,050,000 Nomura Asset Securities
            Corp., 1998-D6 A4............ 6.92  03/15/30    3,488,607
 6,000,000 Salomon Brothers Mortgage
            Securities VII, 2001-C2 A2... 6.17  02/13/10    6,700,249
                                                         ------------
           TOTAL COMMERCIAL MORTGAGE-BACKED
            SECURITIES (Cost $46,696,033)...............   51,276,736
                                                         ------------

Principal                                        Maturity
 Amount                                    Rate    Date      Value
----------                                -----  -------- ------------
CORPORATE BONDS -- 27.42%
$4,351,000 American Express Co...........  5.50% 09/12/06 $  4,732,765
 3,700,000 Bank One Corp.................  7.88  08/01/10    4,481,625
 3,040,000 British Telecommunications plc  8.63  12/15/30    3,900,773
 1,840,000 CenturyTel, Inc., Series L....  7.88  08/15/12    2,220,911
 1,600,000 CIT Group, Inc................  7.38  04/02/07    1,733,702
 5,685,000 Continental Cablevision.......  8.63  08/15/03    5,801,435
 3,675,000 Countrywide Home Loans, Inc.
            MTN..........................  4.25  12/19/07    3,765,692
 3,250,000 DaimlerChrysler NA Holding
            Corp.........................  6.40  05/15/06    3,505,505
 2,210,000 Deutsche Telekom
            International Finance........  8.50  06/15/10    2,593,349
 2,975,000 Ford Motor Co.................  7.45  07/16/31    2,275,875
 2,980,000 Ford Motor Credit Co..........  7.50  03/15/05    3,027,316
 6,050,000 General Electric Capital Corp.  6.00  06/15/12    6,597,465
           General Motors Acceptance
            Corp.
 3,950,000                                 8.00  11/01/31    3,845,977
 4,060,000                                 6.88  09/15/11    4,011,828
 1,870,000 Goldman Sachs Group, Inc......  6.13  02/15/33    1,876,208
 4,720,000 Household Finance Corp........  8.00  07/15/10    5,582,122
 2,065,000 JP Morgan Chase & Co..........  5.75  01/02/13    2,163,453
 3,810,000 Lehman Brothers Holdings, Inc.  8.25  06/15/07    4,512,168
 3,300,000 Textron Financial Corp........  5.88  06/01/07    3,459,143
 2,210,000 United Mexican States......... 10.38  02/17/09    2,784,600
 1,530,000 Weyerhaeuser Co...............  6.88  12/15/33    1,572,583
                                                          ------------
           TOTAL CORPORATE BONDS (Cost $70,751,711)......   74,444,495
                                                          ------------
TAX-EXEMPT SECURITY -- 1.84%
 4,400,000 Michigan State Trunk Line,
            Series A (Cost $5,105,204)...  5.25  11/01/14    4,994,000
                                                          ------------

                      See Notes to Financial Statements.

Excelsior Funds Trust
Schedule of Investments
March 31, 2003

Total Return Bond Fund -- (continued)

 Principal                                       Maturity
  Amount                                   Rate    Date      Value
-----------                                ----  -------- ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 39.82%
$15,000,000 Federal Home Loan Bank,
             Discount Note................ 1.15% 04/14/03 $ 14,993,771
 12,610,000 Federal Home Loan Mortgage
             Corporation.................. 6.25  07/15/32   14,319,008
    185,388 Federal Home Loan Mortgage
             Corporation Pool #C74339..... 5.00  12/01/32      185,603
            Federal National
             Mortgage Association
    604,071 Pool #190319.................. 6.50  02/01/32      630,594
    418,071 Pool #252212.................. 6.50  01/01/29      436,750
    400,692 Pool #254406.................. 6.50  08/01/32      418,284
    176,271 Pool #450846.................. 5.50  12/01/28      180,876
    155,708 Pool #485994.................. 5.50  01/01/29      159,776
    305,561 Pool #502922.................. 6.50  07/01/29      319,116
     77,404 Pool #509676.................. 6.50  08/01/29       80,838
    284,767 Pool #535506.................. 6.50  08/01/30      297,400
    250,295 Pool #535911.................. 6.50  05/01/31      261,319
    959,963 Pool #535923.................. 6.50  05/01/31    1,002,112
    432,418 Pool #535933.................. 6.50  05/01/31      451,404
    245,479 Pool #545264.................. 6.50  09/01/31      256,257
     77,630 Pool #545697.................. 6.50  06/01/32       81,038
    119,566 Pool #545699.................. 6.50  06/01/32      124,815
    914,537 Pool #545759.................. 6.50  07/01/32      954,688
    205,007 Pool #547757.................. 6.50  11/01/30      214,036
     67,222 Pool #556702.................. 6.50  11/01/30       70,182
    513,763 Pool #559894.................. 6.50  04/01/31      536,321
    237,615 Pool #562567.................. 6.50  02/01/31      248,048
     50,665 Pool #581332.................. 6.50  05/01/31       52,890
    198,283 Pool #583053.................. 6.50  05/01/31      206,989
     54,537 Pool #591237.................. 6.50  08/01/31       56,932
  3,913,308 Pool #650173.................. 5.00  11/01/32    3,918,975
    275,868 Pool #662505.................. 6.50  10/01/32      287,979
     47,851 Pool #680964.................. 5.00  01/01/33       47,916
     47,614 Pool #684208.................. 5.00  01/01/33       47,683
  2,158,621 Pool #689251.................. 5.00  02/01/33    2,161,573
  2,740,478 Pool #689256.................. 5.00  02/01/33    2,744,224
  1,735,219 Pool #C74469.................. 5.00  12/01/32    1,737,226
    387,537 Pool #C74676.................. 5.00  12/01/32      387,986
  1,215,000 Federal National
             Mortgage Association TBA..... 5.50  04/01/33    1,240,440
  2,000,000 Federal National Mortgage
             Association, Discount Note... 1.12  04/14/03    2,000,000

 Principal                                       Maturity
  Amount                                   Rate    Date      Value
-----------                                ----  -------- ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- (continued)
            Government National Mortgage
             Association ARM
$   958,504 Pool #80185................... 5.00% 04/20/28 $    983,913
    539,568 Pool #80205................... 5.00  06/20/28      553,885
  1,067,838 Pool #80311................... 4.50  08/20/29    1,091,464
            Government National Mortgage
             Association
     11,650 Pool #356873.................. 6.50  05/15/23       12,249
    307,555 Pool #479087.................. 8.00  01/15/30      333,123
  1,726,441 Pool #479088.................. 8.00  01/15/30    1,869,964
            U.S. Treasury Inflation
             Indexed Note
  6,646,620                                3.88  01/15/09    7,572,959
 13,494,480                                3.63  01/15/08   15,103,278
            U.S. Treasury Principal Only
             STRIPS
 26,885,000                                0.00  05/15/17   13,514,552
 38,050,000                                0.00  02/15/20   15,976,396
                                                          ------------
            TOTAL U.S. GOVERNMENT & AGENCY
             OBLIGATIONS (Cost $104,374,615).............  108,124,832
                                                          ------------

  Shares
-----------
SHORT-TERM INVESTMENTS -- 5.31%
  7,201,768 Dreyfus Government Cash Management Fund......    7,201,768
  7,214,456 Fidelity U.S. Treasury II Fund...............    7,214,456
                                                          ------------
            TOTAL SHORT-TERM INVESTMENTS (Cost
             $14,416,224)................................   14,416,224
                                                          ------------

TOTAL INVESTMENTS (Cost $258,152,545*)............ 100.09%     $271,776,858
OTHER ASSETS & LIABILITIES (NET)..................  (0.09)         (241,616)
                                                   ------  -   ------------
TOTAL NET ASSETS.................................. 100.00%     $271,535,242
                                                   ======  =   ============

--------
* Aggregate cost for Federal tax and book purposes.
ARM--Adjustable Rate Mortgage
Discount Note--The rate reported on the Schedule of Investments is the effective yield at time of purchase.
MTN--Medium Term Note
plc--public limited company
STRIPS--Separately Traded Registered Interest and Principle Securities
TBA--Securities traded under delayed delivery commitments settling after March
 31, 2003. Income on these securities will not be earned until settle date.

                      See Notes to Financial Statements.

Excelsior Funds Trust
Schedule of Investments
March 31, 2003

International Equity Fund

Shares                                                        Value
-------                                                    -----------
COMMON STOCKS  --  93.0%
        AUSTRALIA -- 1.63%
 12,312 Rio Tinto Ltd..................................... $   230,868
 32,600 Woolworths Ltd....................................     240,933
                                                           -----------
                                                               471,801
                                                           -----------
        BELGIUM -- 2.63%
 22,700 Dexia.............................................     208,070
  2,300 Electrabel........................................     554,657
                                                           -----------
                                                               762,727
                                                           -----------
        BRAZIL -- 1.56%
 22,600 Aracruz Celulose S.A. ADR.........................     452,226
                                                           -----------
        CANADA--2.92%
 28,400 Barrick Gold Corp.................................     441,904
  3,600 Magna International, Class A......................     187,789
 12,455 Suncor Energy Inc.................................     216,848
                                                           -----------
                                                               846,541
                                                           -----------
        CHILE -- 1.21%
 10,600 Vina Concha y Toro S.A. ADR.......................     351,708
                                                           -----------
        CHINA -- 3.73%
824,000 Beijing Capital International Airport Co. Ltd.....     177,490
151,500 CNOOC Ltd.........................................     202,014
862,000 +Harbin Brewery Group Ltd.........................     259,723
  6,249 Huaneng Power International, Inc. ADR.............     235,587
368,100 People's Food Holdings Ltd........................     208,538
                                                           -----------
                                                             1,083,352
                                                           -----------
        FRANCE -- 8.34%
 86,594 +Alstom...........................................     133,233
 10,000 Aventis S.A.......................................     438,990
 25,800 AXA...............................................     304,615
 15,400 BNP Paribas.......................................     616,724
  2,400 L'OREAL S.A.......................................     145,348
  6,179 TotalFinaElf S.A..................................     782,133
                                                           -----------
                                                             2,421,043
                                                           -----------
        GERMANY -- 5.41%
  7,000 Adidas-Salomon AG.................................     617,183
 13,500 Fielmann AG.......................................     489,812
  5,856 Muenchener Rueckversicherungs AG..................     335,479
  4,000 Volkswagen AG.....................................     127,452
                                                           -----------
                                                             1,569,926
                                                           -----------
        HONG KONG -- 1.68%
171,100 Cafe de Coral Holdings Ltd........................      94,331
737,800 +Convenience Retail Asia Ltd......................     166,490
184,100 Hong Kong & China Gas.............................     226,600
                                                           -----------
                                                               487,421
                                                           -----------

Shares                                                        Value
-------                                                    -----------
COMMON STOCKS -- (continued)
        INDIA -- 0.66%
 18,800 India Fund, Inc................................... $   192,700
                                                           -----------
        INDONESIA -- 1.68%
 13,700 +Freeport-McMoRan Copper & Gold, Inc., Class B....     233,585
626,000 Telekomunikasi Indonesia..........................     254,929
                                                           -----------
                                                               488,514
                                                           -----------
        IRELAND -- 3.04%
123,601 Anglo Irish Bank Corp. plc........................     882,072
                                                           -----------
        ITALY -- 7.07%
 58,500 +Autogrill S.p.A..................................     459,614
390,100 Cassa di Risparmio di Firenze S.p.A...............     504,427
 51,150 ENI S.p.A.........................................     683,174
 23,950 Permasteelisa S.p.A...............................     405,081
                                                           -----------
                                                             2,052,296
                                                           -----------
        JAPAN -- 12.75%
  7,300 Aflac, Inc........................................     233,965
    128 Can Do Co., Ltd...................................     189,982
 79,000 +Chiyoda Corp.....................................     215,854
 13,100 Daiichi Pharmaceutical Co., Ltd...................     175,433
  3,800 Don Quijote Co., Ltd..............................     318,536
 10,100 ITO EN Ltd........................................     327,922
  1,900 Keyence Corp......................................     293,861
 17,400 Kohnan Shoji Co., Ltd.............................     229,202
 44,100 Konica Corp.......................................     349,215
 24,500 Mimasu Semiconductor Industry Co., Ltd............     268,388
 14,100 Pioneer Corp......................................     293,106
 31,400 +Sega Corp........................................     177,681
  8,800 Shin-Etsu Chemical Co., Ltd.......................     272,356
  5,100 Takeda Chemical Industries Ltd....................     190,530
 45,000 +Toyama Chemical Co., Ltd.........................     164,319
                                                           -----------
                                                             3,700,350
                                                           -----------
        MEXICO -- 1.01%
  9,900 Telefonos de Mexico S.A. de C.V., Class L, ADR....     294,228
                                                           -----------
        NETHERLANDS -- 2.62%
 25,700 +ASML Holding N.V.................................     166,861
 17,400 ING Groep N.V.....................................     201,071
 53,436 Koninklijke Ahold N.V.............................     177,844
 13,876 Nutreco Holding N.V...............................     213,949
                                                           -----------
                                                               759,725
                                                           -----------
        NEW ZEALAND -- 0.93%
107,760 Telecom Corp. of New Zealand......................     269,913
                                                           -----------

                      See Notes to Financial Statements.

Excelsior Funds Trust
Schedule of Investments
March 31, 2003

International Equity Fund -- (continued)

Shares                                                        Value
-------                                                    -----------
COMMON STOCKS -- (continued)
        NORWAY -- 1.96%
 69,100 DnB Holding ASA................................... $   273,288
 92,400 Telenor ASA.......................................     296,680
                                                           -----------
                                                               569,968
                                                           -----------
        RUSSIA -- 2.59%
  7,780 Lukoil Co. ADR....................................     429,456
 13,600 +MMC Norilsk Nickel ADR...........................     323,000
                                                           -----------
                                                               752,456
                                                           -----------
        SINGAPORE -- 0.60%
197,800 ++Sembcorp Logistics Ltd..........................     174,307
                                                           -----------
        SOUTH AFRICA -- 1.25%
 30,400 Sappi Ltd. ADR....................................     362,672
                                                           -----------
        SOUTH KOREA -- 3.01%
    150 Lotte Chilsung Beverage Co........................      58,472
  2,000 +NCSoft Corp......................................     137,909
  8,600 POSCO ADR.........................................     169,420
  1,540 Samsung Electronics...............................     348,646
  4,000 Samsung Fire & Marine Insurance Co., Ltd..........     158,157
                                                           -----------
                                                               872,604
                                                           -----------
        SPAIN -- 1.08%
 33,558 +Telefonica S.A...................................     313,820
                                                           -----------
        SWITZERLAND -- 8.33%
     56 Lindt & Spruengli AG (Registered).................     330,667
  7,400 +Logitech International (Registered)..............     217,655
  1,240 Nestle S.A. (Registered)..........................     245,440
 15,760 Novartis AG (Registered)..........................     583,660
  9,800 Roche Holding AG..................................     586,644
 10,700 +UBS AG (Registered)..............................     455,252
                                                           -----------
                                                             2,419,318
                                                           -----------
        TAIWAN -- 1.44%
248,057 Fubon Financial Holding Co., Ltd..................     192,743
 70,650 Hon Hai Precision Industry Co., Ltd...............     224,667
                                                           -----------
                                                               417,410
                                                           -----------
        THAILAND -- 3.49%
109,300 Dhipaya Insurance Public Co., Ltd. (Foreign)......     293,098
  6,400 Siam Cement Public Co., Ltd.......................     202,663
332,500 +Siam Commercial Bank Public Co., Ltd. (Foreign)..     255,859
577,800 Thai Union Frozen Products Public Co., Ltd.
         (Foreign)........................................     260,033
                                                           -----------
                                                             1,011,653
                                                           -----------

 Shares                                                         Value
---------                                                    -----------
COMMON STOCKS -- (continued)
          UNITED KINGDOM -- 10.38%
 214,436  BAE Systems plc................................... $   379,622
  47,100  Carpetright plc...................................     444,830
  17,251  GlaxoSmithKline plc...............................     303,490
  18,180  Reckitt Benckiser plc.............................     297,995
  27,184  Royal Bank of Scotland Group plc..................     612,300
 149,163  Serco Group plc...................................     272,320
 392,175  Vodafone Group plc................................     700,477
                                                             -----------
                                                               3,011,034
                                                             -----------
          TOTAL COMMON STOCKS (Cost $35,383,306)............  26,991,785
                                                             -----------
PREFERRED STOCKS -- 2.63%
          GERMANY -- 2.18%
     640  Porsche AG........................................     179,062
  76,200  Prosieben SAT.1 Media AG..........................     453,996
                                                             -----------
                                                                 633,058
                                                             -----------
          SOUTH KOREA -- 0.45%
  13,600  Hyundai Motor Co., Ltd............................     132,265
                                                             -----------
          TOTAL PREFERRED STOCKS (Cost $1,149,101)..........     765,323
                                                             -----------
Principal
 Amount
---------
REPURCHASE AGREEMENT -- 3.44%
$998,000  #JP Morgan Chase Securities, Inc., Repurchase
           Agreement, 1.00%, dated 3/31/03, due 4/1/03, to
           be repurchased at $998,028 (Cost $998,000).......     998,000
                                                             -----------

TOTAL INVESTMENTS (Cost $37,530,407*).............  99.07% $28,755,108
OTHER ASSETS AND LIABILITIES (NET)................   0.93      268,848
                                                   ------  -----------
NET ASSETS........................................ 100.00% $29,023,956
                                                   ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates $37,676,975. + Non-income producing security
++Security fair valued using methods determined in good faith by the Valuation
  Committee of the Board of Trustees.
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this schedule of investments.
ADR--American Depositary Receipt
plc--public limited company

                      See Notes to Financial Statements.

Excelsior Funds Trust
Schedule of Investments
March 31, 2003

International Equity Fund -- (continued)

                                                % of
                                                Net      Market
              Sector Diversification           Assets    Value
              ----------------------           ------  -----------
              Financials......................  19.71% $ 5,719,820
              Consumer Discretionary..........  15.34    4,451,255
              Consumer Staples................  11.54    3,348,661
              Health Care.....................   8.42    2,443,066
              Energy..........................   7.97    2,313,625
              Telecommunications..............   7.34    2,130,047
              Capital Goods...................   6.58    1,910,816
              Materials.......................   5.96    1,730,915
              Technology......................   3.71    1,077,756
              Utilities.......................   3.50    1,016,844
              Repurchase Agreement............   3.44      998,000
              Industrials.....................   2.35      682,275
              Information Technology..........   2.00      580,231
              Transportation..................   1.21      351,797
                                               ------  -----------
                TOTAL INVESTMENTS.............  99.07% $28,755,108
              Other Assets & Liabilities (Net)   0.93      268,848
                                               ------  -----------
                NET ASSETS.................... 100.00% $29,023,956
                                               ======  ===========

                      See Notes to Financial Statements.

Excelsior Funds Trust
Schedule of Investments
March 31, 2003

High Yield Fund

 Principal                                        Maturity
  Amount                                    Rate    Date     Value
-----------                                -----  -------- ----------
CORPORATE BONDS -- 84.27%
            ADVANCED MATERIALS/PRODUCTS -- 0.15%
$   250,000 ++Hexcel Corp.................  9.88% 10/01/08 $  260,625
                                                           ----------
            AIRLINES -- 4.07%
  8,535,000 Air Canada Corp., In Default.. 10.25  03/15/11  2,048,400
 13,600,000 Atlas Air, Inc., In Default... 10.75  08/01/05  2,584,000
  3,978,552 Atlas Air, Inc., Series 991B..  7.63  01/02/15  1,239,558
            Northwest Airlines, Inc.
  1,750,000                                 8.88  06/01/06    892,500
    200,000                                 7.88  03/15/08     98,000
                                                           ----------
                                                            6,862,458
                                                           ----------
            APPAREL MANUFACTURERS -- 2.81%
  5,000,000 ++Levi Strauss & Co........... 12.25  12/15/12  4,737,500
                                                           ----------
            BUILDING PRODUCTS -- CEMENT/ AGGREGATE -- 1.37%
  6,400,000 Oglebay Norton Co............. 10.00  02/01/09  2,304,000
                                                           ----------
            CABLE TV -- 2.70%
  4,000,000 Comcast Cable Communications..  8.38  05/01/07  4,555,000
                                                           ----------
            CASINO SERVICES -- 2.68%
  5,250,000 Mikohn Gaming Corp., Series B. 11.88  08/15/08  4,515,000
                                                           ----------
            CELLULAR TELECOM -- 0.33%
  4,000,000 Horizon Pcs, Inc.............. 13.75  06/15/11    560,000
                                                           ----------
            COAL -- 1.20%
  2,000,000 ++Peabody Energy Corp.........  6.88  03/15/13  2,025,000
                                                           ----------
            COMMERCIAL SERVICE -- FINANCE -- 1.94%
  6,060,000 Metris Cos., Inc.............. 10.13  07/15/06  3,272,400
                                                           ----------
            COMPUTER SERVICES -- 0.90%
  1,500,000 Unisys Corp...................  6.88  03/15/10  1,515,000
                                                           ----------
            CONTAINERS -- METAL/GLASS -- 4.25%
  4,000,000 Crown Cork & Seal Co., Inc....  8.38  01/15/05  3,980,000
  5,000,000 US Can Corp., Series B........ 12.38  10/01/10  3,187,500
                                                           ----------
                                                            7,167,500
                                                           ----------

 Principal                                        Maturity
  Amount                                    Rate    Date      Value
-----------                                -----  -------- -----------
CORPORATE BONDS -- (continued)
            DIVERSIFIED FINANCIAL SERVICES -- 0.23%
$ 1,100,000 FINOVA Group, Inc.............  7.50% 11/15/09 $   387,750
                                                           -----------
            DIVERSIFIED MANUFACTURING OPERATIONS -- 0.08%
    175,000 Prestolite Electric, Inc......  9.63  02/01/08     133,000
                                                           -----------
            ELECTRIC -- INTERGRATED -- 8.46%
 24,420,000 Mission Energy Holding Co..... 13.50  07/15/08   8,913,300
  5,000,000 TECO Energy, Inc.............. 10.50  12/01/07   5,350,000
                                                           -----------
                                                            14,263,300
                                                           -----------
            ENGINEERING/R&D SERVICES -- 5.74%
 18,600,000 Foster Wheeler llc............  6.75  11/15/05   9,672,000
                                                           -----------
            FINANCE -- OTHER SERVICES -- 2.41%
  4,000,000 IOS Capital llc...............  9.75  06/15/04   4,066,728
                                                           -----------
            FORESTRY -- 0.61%
  1,000,000 ++Tembec Industries, Inc......  8.63  06/30/09   1,023,750
                                                           -----------
            METAL -- ALUMINUM -- 3.86%
 22,343,000 Golden Northwest Aluminum,
             Inc., In Default............. 12.00  12/15/06   2,122,585
 12,533,000 ++Ormet Corp., In Default..... 11.00  08/15/08   4,386,550
                                                           -----------
                                                             6,509,135
                                                           -----------
            MULTI-LINE INSURANCE -- 4.06%
  5,720,000 Allmerica Financial Corp......  7.63  10/15/25   4,299,655
  1,000,000 American Financial Group, Inc.  7.13  04/15/09     946,367
  1,500,000 Willis Corroon Corp...........  9.00  02/01/09   1,601,250
                                                           -----------
                                                             6,847,272
                                                           -----------
            OFFICE SUPPLIES & FORMS -- 0.31%
    500,000 ++Moore North America
             Finance, Inc.................  7.88  01/15/11     517,500
                                                           -----------
            OIL -- FIELD SERVICES -- 2.72%
  4,775,000 Halliburton Co., Series A MTN.  7.53  05/12/17   4,584,000
                                                           -----------

                      See Notes to Financial Statements.

Excelsior Funds Trust
Schedule of Investments
March 31, 2003

High Yield Fund -- (continued)

 Principal                                        Maturity
  Amount                                    Rate    Date     Value
-----------                                -----  -------- ----------
CORPORATE BONDS -- (continued)
            OIL REFINING & MARKETING -- 4.40%
$ 4,000,000 ++Citgo Petroleum Corp........ 11.38% 02/01/11 $4,190,000
  3,000,000 ++Premco Refining Group, Inc..  9.50  02/01/13  3,225,000
                                                           ----------
                                                            7,415,000
                                                           ----------
            PAPER & RELATED PRODUCTS -- 3.75%
  6,000,000 ++Georgia-Pacific Corp........  9.38  02/01/13  6,330,000
                                                           ----------
            PHYSICIANS PRACTICE MANAGEMENT -- 0.30%
    500,000 ++Ameripath, Inc.............. 10.50  04/01/13    515,000
                                                           ----------
            REAL ESTATE INVESTMENT TRUST -- 0.59%
  1,000,000 ++La Quinta Corp..............  8.88  03/15/11  1,003,750
                                                           ----------
            RETAIL -- PROPANE DISTRIBUTION -- 2.35%
  4,000,000 ++Star Gas Partners L.P./
             Star Gas Finance Co.......... 10.25  02/15/13  3,960,000
                                                           ----------
            SATELLITE TELECOM -- 4.52%
  2,410,000 PanAmSat Corp.................  8.50  02/01/12  2,482,300
  5,050,000 Star Choice Communications.... 13.00  12/15/05  5,138,375
                                                           ----------
                                                            7,620,675
                                                           ----------
            SPECIAL PURPOSE ENTITY -- 1.73%
  3,000,000 IPC Acquistion Corp........... 11.50  12/15/09  2,910,000
                                                           ----------
            TELECOM SERVICES -- 4.05%
  1,000,000 ++Fairpoint Communications,
             Inc.......................... 11.88  03/01/10  1,050,000
            Frontier Corp., In Default
 32,730,000                                 7.25  05/15/04  1,963,800
 55,644,000                                 6.00  10/15/03  3,338,640
  3,400,000 Leap Wireless
             International, Inc........... 12.50  04/15/10    476,000
                                                           ----------
                                                            6,828,440
                                                           ----------

 Principal                                        Maturity
  Amount                                    Rate    Date      Value
-----------                                -----  -------- ------------
CORPORATE BONDS -- (continued)
            TELEPHONE -- INTEGRATED -- 5.86%
$ 4,000,000 British Telecom plc...........  7.88% 12/15/05 $  4,535,000
  4,000,000 Deutsche Telekom
             International Finance........  8.25  06/15/05    4,406,044
  1,000,000 TSI Telecommunication
             Services, Inc. Series B...... 12.75  02/01/09      935,000
                                                           ------------
                                                              9,876,044
                                                           ------------
            TELEVISION -- 2.78%
  1,000,000 Pegasus Communications Corp.,
             Series B..................... 12.50  08/01/07      780,000
  5,000,000 Pegasus Satellite
             Communications, Inc.......... 12.38  08/01/06    3,900,000
                                                           ------------
                                                              4,680,000
                                                           ------------
            TRANSPORTATION -- EQUIPMENT & LEASING -- 0.68%
 28,645,000 Anthony Crane Rental L.P.,
             Series B, In Default......... 10.38  08/01/08    1,145,800
                                                           ------------
            TRANSPORTATION -- MARINE -- 2.38%
  4,000,000 Overseas Shipholding Group....  8.75  12/01/13    4,014,824
                                                           ------------
            TOTAL CORPORATE BONDS (Cost $196,408,017).....  142,078,451
                                                           ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.77%
 24,900,000 Federal National Mortgage
             Association, Discount Note
             (Cost $24,900,000)             1.08  04/01/03   24,899,253
                                                           ------------

  Shares
-----------
COMMON STOCKS -- 0.00%
            INFORMATION TECHNOLOGY -- 0.00%
          1 Wiltel Communication, Inc. (Cost $14).........           13
                                                           ------------

                      See Notes to Financial Statements.

Excelsior Funds Trust
Schedule of Investments
March 31, 2003

High Yield Fund -- (continued)


Shares                                       Value
------                                    ------------
WARRANTS -- 0.00%
67,340 +Loral Space & Communications,
        Expires 12/26/06................. $        673
 8,500 +Mikohn Gaming Corp.,
        Expires 8/15/08..................           85
                                          ------------
        TOTAL WARRANTS (Cost $17,500)....          758
                                          ------------

TOTAL INVESTMENTS (Cost $221,325,531*)............  99.04%         $166,978,475
OTHER ASSETS & LIABILITIES (NET)..................   0.96             1,613,670
                                                   ------  -   -   ------------
NET ASSETS........................................ 100.00%         $168,592,145
                                                   ======  =   =   ============

-------------
* For Federal tax purposes, the tax basis of investments aggregates
  $226,910,018.
+ Non-income producing security
++Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, these securities amounted to $33,224,675 or 19.71% of net assets.
Discount Note -- The rate reported on the Schedule of Investments is the effective yield at the time of purchase.
In Default -- Security in default on interest payments.
L.P. -- Limited Partnership
llc -- limited liability company
MTN -- Medium Term Note
plc -- public limited company

                      See Notes to Financial Statements.

Excelsior Funds Trust
Statements of Assets and Liabilities
March 31, 2003



                                                                                                         Optimum
                                                                             Equity       Mid Cap        Growth
                                                                              Fund       Value Fund       Fund
                                                                          ------------  ------------  ------------
Assets:
  Investments, at cost -- see accompanying
   Schedule of Investments............................................... $ 79,607,913  $139,594,313  $ 30,635,414
                                                                          ============  ============  ============
  Investments, in securities, at value (excluding repurchase agreements)
   (Note 1a)............................................................. $ 65,472,978  $121,188,600  $ 28,707,412
  Repurchase agreements, at value (Note 1f)..............................      765,000     7,449,000     2,913,000
  Cash...................................................................          882             1            81
  Dividends receivable...................................................       88,042        98,550        29,510
  Interest receivable....................................................           21           207            81
  Receivable for investment securities sold..............................           --            --       710,395
  Receivable for fund shares sold........................................           --        98,313        46,477
                                                                          ------------  ------------  ------------
   Total Assets..........................................................   66,326,923   128,834,671    32,406,956
Liabilities:
  Payable for investments purchased......................................           --     1,432,622       453,856
  Payable for fund shares redeemed.......................................       67,823     1,119,872         5,004
  Investment advisory fees payable (Note 2a).............................       33,716        41,800        16,594
  Administration fees payable (Note 2b)..................................        6,233        12,025         2,869
  Shareholder servicing fees payable (Note 2d)...........................          101        25,652         4,484
  Trustees' fees and expenses payable (Note 2g)..........................          556         1,252           298
  Accrued expenses and other liabilities.................................       10,411        38,481        14,731
                                                                          ------------  ------------  ------------
   Total Liabilities.....................................................      118,840     2,671,704       497,836
                                                                          ------------  ------------  ------------
Net Assets............................................................... $ 66,208,083  $126,162,967  $ 31,909,120
                                                                          ============  ============  ============
Net Assets Consist of:
  Par value.............................................................. $        110  $        123  $         39
  Paid-in capital in excess of par value.................................   93,138,302   143,395,112    44,872,604
  Undistributed net investment income....................................      131,867        98,920        16,096
  Accumulated net realized (loss) on investments.........................  (13,692,261)   (6,374,475)  (13,964,617)
  Unrealized appreciation (depreciation) of investments..................  (13,369,935)  (10,956,713)      984,998
                                                                          ------------  ------------  ------------
Net Assets............................................................... $ 66,208,083  $126,162,967  $ 31,909,120
                                                                          ============  ============  ============
Net Assets:
  Institutional Shares................................................... $ 66,208,083  $ 45,016,810  $ 27,046,387
  Shares.................................................................           --    81,146,157     4,862,733
Shares outstanding (Unlimited number of $0.00001 par value shares authorized for each Fund):
  Institutional Shares...................................................   10,954,990     4,390,341     3,255,834
  Shares.................................................................           --     7,922,619       595,903
Net Asset Value Per Share (net assets / shares outstanding):
  Institutional Shares...................................................        $6.04        $10.25         $8.31
                                                                                 =====        ======         =====
  Shares.................................................................           --        $10.24         $8.16
                                                                                 =====        ======         =====


                      See Notes to Financial Statements.

Excelsior Funds Trust
Statements of Assets and Liabilities -- (continued)
March 31, 2003



                                                            Income    Total Return International  High Yield
                                                             Fund      Bond Fund    Equity Fund      Fund
                                                         ------------ ------------ ------------- ------------
Assets:
  Investments, at cost -- see accompanying
   Schedule of Investments.............................. $105,164,438 $258,152,545 $ 37,530,407  $221,325,531
                                                         ============ ============ ============  ============
  Investments, in securities, at value (excluding
   repurchase agreements) (Note 1a)..................... $108,640,765 $271,776,858 $ 27,757,108  $166,978,475
  Repurchase agreements, at value (Note 1f).............           --           --      998,000            --
  Foreign currency at value (Cost $1,437)...............           --           --        1,436            --
  Cash..................................................           --       20,076       97,126        91,094
  Dividends receivable..................................           --           --       38,239            --
  Interest receivable...................................      781,959    2,075,562           28     4,815,426
  Receivable for investment securities sold.............           --           --      120,055     3,558,750
  Receivable for fund shares sold.......................           --        7,456           --       119,557
  Foreign withholding tax receivable....................           --           --      101,793            --
                                                         ------------ ------------ ------------  ------------
   Total Assets.........................................  109,422,724  273,879,952   29,113,785   175,563,302
Liabilities:
  Payable for investments purchased.....................    3,643,746    1,237,774           --     4,199,938
  Payable for fund shares redeemed......................           --       58,663        5,628        80,926
  Dividends payable.....................................      435,390      907,801           --     2,546,948
  Unrealized losses on foreign currency contracts
   (Note 1b)............................................           --           --          678            --
  Foreign taxes payable.................................           --           --       37,919            --
  Investment advisory fees payable (Note 2a)............       29,465       71,604       11,624        51,171
  Administration fees payable (Note 2b).................        9,711       25,920        4,043        15,518
  Shareholder servicing fees payable (Note 2d)..........           20          496           69        39,962
  Trustees' fees and expenses payable (Note 2g).........          864        2,395          272         1,626
  Due to custodian bank.................................       70,207           --           --            --
  Accrued expenses and other liabilities................       18,342       40,057       29,596        35,068
                                                         ------------ ------------ ------------  ------------
   Total Liabilities....................................    4,207,745    2,344,710       89,829     6,971,157
                                                         ------------ ------------ ------------  ------------
Net Assets.............................................. $105,214,979 $271,535,242 $ 29,023,956  $168,592,145
                                                         ============ ============ ============  ============
Net Assets Consist of:
  Par value............................................. $        146 $        349 $         71  $        423
  Paid-in capital in excess of par value................  101,007,296  255,026,422   63,185,685   264,213,717
  Undistributed (distributions in excess of) net
   investment income....................................          199           --       48,322    (4,476,473)
  Accumulated net realized gain (loss) on investments...      731,011    2,884,158  (25,411,143)  (36,798,466)
  Unrealized appreciation (depreciation) of investments
   and foreign currency translations....................    3,476,327   13,624,313   (8,798,979)  (54,347,056)
                                                         ------------ ------------ ------------  ------------
Net Assets.............................................. $105,214,979 $271,535,242 $ 29,023,956  $168,592,145
                                                         ============ ============ ============  ============
Net Assets:
  Institutional Shares.................................. $105,214,979 $271,535,242 $ 29,023,956  $ 37,250,129
  Shares................................................           --           --           --   131,342,016
Shares outstanding (Unlimited number of $0.00001 par
 value shares authorized for each Fund):
  Institutional Shares..................................   14,601,696   34,915,208    7,097,610     9,342,569
  Shares................................................           --           --           --    32,959,511
Net Asset Value Per Share (net assets / shares
 outstanding):
  Institutional Shares..................................        $7.21        $7.78        $4.09         $3.99
                                                                =====        =====        =====         =====
  Shares................................................           --           --           --         $3.99
                                                         =            =            =                    =====


                      See Notes to Financial Statements.

Excelsior Funds Trust
Statements of Operations
Year Ended March 31, 2003


                                                  Mid Cap       Optimum                 Total Return International      High
                                    Equity         Value        Growth        Income        Bond        Equity          Yield
                                     Fund          Fund          Fund          Fund         Fund         Fund           Fund
                                 ------------  ------------  ------------  -----------  ------------ -------------  ------------
Investment Income:
  Dividend income............... $  1,112,404  $  1,327,506  $    301,735  $        --  $        --  $    869,632   $         --
  Interest income...............       39,697       144,185        25,002    6,513,991   16,337,870        15,926     38,342,347
  Less: Foreign taxes
   withheld.....................       (5,532)       (7,498)       (2,846)          --           --       (87,924)            --
                                 ------------  ------------  ------------  -----------  -----------  ------------   ------------
   Total Income.................    1,146,569     1,464,193       323,891    6,513,991   16,337,870       797,634     38,342,347
Expenses:
  Investment advisory fees
   (Note 2a)....................      497,864       634,337       181,518      659,160    1,770,098       386,168      1,512,138
  Administration fees
   (Note 2b)....................      112,800       176,502        27,450      165,183      423,456        52,210        309,870
  Legal and audit fees..........       10,069        12,760         3,389       18,040       48,240         7,591         81,474
  Trustees' fees and expenses
   (Note 2g)....................       10,018         7,183         2,482       11,462       26,151         4,589         11,512
  Custodian fees................        4,406        11,612         1,184       18,075       22,610        62,080         21,985
  Prospectus and shareholder
   reports......................        3,865        15,923         3,192        7,196       19,553         2,488         12,143
  Transfer agent fees...........        2,634        73,998        32,698        2,930        8,257         2,201         18,363
  Registration and filing
   fees.........................        1,671        23,808        21,507       11,133       15,362         9,820         16,058
  Shareholder servicing fees
   (Note 2d)....................          399       134,717        34,510          146       15,325            65        185,793
  Shareholder servicing fees --
   Shares (Note 2d).............           --       177,166        14,791           --           --            --        381,268
  Miscellaneous expenses........        4,938         7,882         4,513        9,496       22,908         5,544          9,219
                                 ------------  ------------  ------------  -----------  -----------  ------------   ------------
   Total Expenses...............      648,664     1,275,888       327,234      902,821    2,371,960       532,756      2,559,823
  Fees waived and reimbursed
   by:
   Investment adviser
    (Note 2)....................      (86,921)     (124,764)      (20,779)    (306,337)    (818,188)     (158,590)      (460,411)
   Administrators (Note 2)......      (31,447)      (48,879)      (14,475)     (44,790)    (117,095)      (16,782)       (79,760)
                                 ------------  ------------  ------------  -----------  -----------  ------------   ------------
   Net Expenses.................      530,296     1,102,245       291,980      551,694    1,436,677       357,384      2,019,652
                                 ------------  ------------  ------------  -----------  -----------  ------------   ------------
Net Investment Income...........      616,273       361,948        31,911    5,962,297   14,901,193       440,250     36,322,695
                                 ------------  ------------  ------------  -----------  -----------  ------------   ------------
Realized and Unrealized Gain
 (Loss) (Note 1):
  Net realized gain (loss) on
   security transactions........  (11,989,009)   (6,310,874)   (9,110,968)     834,945    4,158,981   (12,356,660)   (25,570,771)
  Net realized gain on foreign
   currency transactions........           --            --            --           --           --        86,429             --
  Change in unrealized
   appreciation/depreciation
   of investments and foreign
   currency translations
   during the year..............   (8,913,200)  (26,424,605)   (5,119,107)   4,115,099   14,366,088    (2,636,080)*  (41,831,220)
                                 ------------  ------------  ------------  -----------  -----------  ------------   ------------
Net Realized and Unrealized
 Gain (Loss)....................  (20,902,209)  (32,735,479)  (14,230,075)   4,950,044   18,525,069   (14,906,311)   (67,401,991)
                                 ------------  ------------  ------------  -----------  -----------  ------------   ------------
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations..................... $(20,285,936) $(32,373,531) $(14,198,164) $10,912,341  $33,426,262  $(14,466,061)  $(31,079,296)
                                 ============  ============  ============  ===========  ===========  ============   ============
--------
  *Net of $37,919 foreign tax on unrealized appreciation.



                      See Notes to Financial Statements.

Excelsior Funds Trust
Statements of Changes in Net Assets


                                                   Equity Fund             Mid Cap Value Fund          Optimum Growth Fund
                                           --------------------------  --------------------------  --------------------------
                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                            March 31,     March 31,     March 31,     March 31,     March 31,     March 31,
                                               2003          2002          2003          2002          2003          2002
                                           ------------  ------------  ------------  ------------  ------------  ------------
Operations:
  Net investment income (loss)............ $    616,273  $    495,759  $    361,948  $    171,635  $     31,911  $    (83,607)
  Net realized gain (loss) on security
   transactions...........................  (11,989,009)    1,542,903    (6,310,874)      (54,685)   (9,110,968)   (2,208,480)
  Change in unrealized appreciation/
   depreciation of investments during
   the year...............................   (8,913,200)   (7,161,225)  (26,424,605)   10,367,219    (5,119,107)   (1,101,689)
                                           ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease) in net
     assets resulting from
     operations...........................  (20,285,936)   (5,122,563)  (32,373,531)   10,484,169   (14,198,164)   (3,393,776)
Distributions to shareholders:
  From net investment income
   Institutional Shares...................     (604,819)     (436,443)     (159,673)     (143,203)      (15,188)           --
   Shares.................................           --            --      (132,632)      (18,703)         (627)           --
  From net realized gains
   Institutional Shares...................      (81,061)   (8,455,737)           --    (1,476,213)           --            --
   Shares.................................           --            --            --      (530,339)           --            --
                                           ------------  ------------  ------------  ------------  ------------  ------------
    Total distributions to
     shareholders.........................     (685,880)   (8,892,180)     (292,305)   (2,168,458)      (15,815)           --
                                           ------------  ------------  ------------  ------------  ------------  ------------
Transactions in Shares of Beneficial
 Interest:
  Net proceeds from shares sold
   Institutional shares...................    4,935,327    23,237,606    18,487,535    18,149,721     6,116,418    12,986,035
   Shares.................................           --            --    93,108,601    47,777,579     1,408,533     2,487,961
  Reinvestment of dividends
   Institutional shares...................        1,433        92,803         1,347         8,216         4,419            --
   Shares.................................           --            --        31,187       122,470           319            --
  Cost of shares redeemed
   Institutional shares...................  (18,183,051)  (31,462,553)  (13,116,401)  (10,565,761)   (6,721,811)  (12,843,179)
   Shares.................................           --            --   (44,061,055)   (2,794,247)   (2,710,691)   (6,453,423)
                                           ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease) in net
     assets from beneficial interest
     transactions.........................  (13,246,291)   (8,132,144)   54,451,214    52,697,978    (1,902,813)   (3,822,606)
                                           ------------  ------------  ------------  ------------  ------------  ------------
    Total Increase (Decrease) in Net
     Assets...............................  (34,218,107)  (22,146,887)   21,785,378    61,013,689   (16,116,792)   (7,216,382)
Net Assets
  Beginning of year.......................  100,426,190   122,573,077   104,377,589    43,363,900    48,025,912    55,242,294
                                           ------------  ------------  ------------  ------------  ------------  ------------
  End of year(a).......................... $ 66,208,083  $100,426,190  $126,162,967  $104,377,589  $ 31,909,120  $ 48,025,912
                                           ============  ============  ============  ============  ============  ============
Capital Share Transactions:
  Shares sold
   Institutional Shares...................      757,972     2,783,811     1,582,768     1,471,408       685,342       996,521
   Shares.................................           --            --     8,338,597     3,807,364       147,775       198,283
  Shares issued for dividend reinvestment
   Institutional Shares...................          226        11,673           118           669           514            --
   Shares.................................           --            --         2,814         9,948            38            --
  Shares redeemed
   Institutional Shares...................   (2,884,529)   (3,734,957)   (1,251,124)     (838,282)     (716,125)     (912,437)
   Shares.................................           --            --    (4,215,715)     (218,195)     (295,756)     (478,527)
                                           ------------  ------------  ------------  ------------  ------------  ------------
Net Increase (Decrease) in Shares
 Outstanding..............................   (2,126,331)     (939,473)    4,457,458     4,232,912      (178,212)     (196,160)
                                           ============  ============  ============  ============  ============  ============
--------
(a) Including undistributed net
   investment income...................... $    131,867  $    121,238  $     98,920  $     29,277  $     16,096            --


                      See Notes to Financial Statements.

Excelsior Funds Trust
Statements of Changes in Net Assets -- (continued)



                                                       Income Fund           Total Return Bond Fund
                                               --------------------------  --------------------------
                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                March 31,     March 31,     March 31,     March 31,
                                                   2003          2002          2003          2002
                                               ------------  ------------  ------------  ------------
Operations:
 Net investment income........................ $  5,962,297  $  6,019,921  $ 14,901,193  $ 17,348,316
 Net realized gain (loss) on security
  transactions................................      834,945     1,600,884     4,158,981     7,581,537
 Net realized gain (loss) on foreign
  currency transactions.......................           --            --            --            --
 Change in unrealized appreciation/
  depreciation of investments and foreign
  currency translations during the year.......    4,115,099    (2,356,795)   14,366,088   (10,318,137)
                                               ------------  ------------  ------------  ------------
    Net increase (decrease) in net assets
     resulting from operations................   10,912,341     5,264,010    33,426,262    14,611,716
Distributions to shareholders:
 From net investment income
   Institutional Shares.......................   (6,097,073)   (6,039,057)  (15,093,678)  (17,290,280)
   Shares.....................................           --            --            --            --
 From net realized gains
   Institutional Shares.......................     (421,118)     (721,083)   (2,744,734)     (244,970)
   Shares.....................................           --            --            --            --
 From tax return of capital
   Institutional Shares.......................           --            --            --            --
   Shares.....................................           --            --            --            --
                                               ------------  ------------  ------------  ------------
    Total distributions to
     shareholders.............................   (6,518,191)   (6,760,140)  (17,838,412)  (17,535,250)
                                               ------------  ------------  ------------  ------------
Transactions in Shares of Beneficial Interest:
 Net proceeds from shares sold
   Institutional shares.......................   25,424,177    10,713,943    45,347,654    54,426,741
   Shares.....................................           --            --            --            --
 Reinvestment of dividends
   Institutional shares.......................      142,157       148,355     2,113,066       700,096
   Shares.....................................           --            --            --            --
 Cost of shares redeemed
   Institutional shares.......................  (36,054,399)   (5,249,861)  (77,064,174)  (71,534,900)
   Shares.....................................           --            --            --            --
                                               ------------  ------------  ------------  ------------
    Net increase (decrease) in net
     assets from beneficial interest
     transactions.............................  (10,488,065)    5,612,437   (29,603,454)  (16,408,063)
                                               ------------  ------------  ------------  ------------
     Total Increase (Decrease) in Net
      Assets..................................   (6,093,915)    4,116,307   (14,015,604)  (19,331,597)
Net Assets:
 Beginning of year............................  111,308,894   107,192,587   285,550,846   304,882,443
                                               ------------  ------------  ------------  ------------
 End of year(1)............................... $105,214,979  $111,308,894  $271,535,242  $285,550,846
                                               ============  ============  ============  ============
Capital Share Transactions:
 Shares sold
   Institutional Shares.......................    3,561,927     1,509,508     5,992,835     7,293,083
   Shares.....................................           --            --            --            --
 Shares issued for dividend reinvestment
   Institutional Shares.......................       19,863        21,043       274,875        93,297
   Shares.....................................           --            --            --            --
 Shares redeemed
   Institutional Shares.......................   (5,051,260)     (742,856)  (10,116,396)   (9,493,643)
   Shares.....................................           --            --            --            --
                                               ------------  ------------  ------------  ------------
Net Increase (Decrease) in Shares
 Outstanding..................................   (1,469,470)      787,695    (3,848,686)   (2,107,263)
                                               ============  ============  ============  ============
--------
(1) Including undistributed (distributions
  in excess of) net investment income......... $        199  $     33,726            --  $    131,958

                                                International Equity Fund        High Yield Fund
                                               --------------------------  --------------------------
                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                March 31,     March 31,     March 31,     March 31,
                                                   2003          2002          2003          2002
                                               ------------  ------------  ------------  ------------
Operations:
 Net investment income........................ $    440,250  $    445,996  $ 36,322,695  $ 24,946,088
 Net realized gain (loss) on security
  transactions................................  (12,356,660)  (12,985,044)  (25,570,771)   (6,702,466)
 Net realized gain (loss) on foreign
  currency transactions.......................       86,429        (7,644)           --        (8,964)
 Change in unrealized appreciation/
  depreciation of investments and foreign
  currency translations during the year.......   (2,636,080)    4,147,088   (41,831,220)  (14,908,765)
                                               ------------  ------------  ------------  ------------
    Net increase (decrease) in net assets
     resulting from operations................  (14,466,061)   (8,399,604)  (31,079,296)    3,325,893
Distributions to shareholders:
 From net investment income
   Institutional Shares.......................     (465,399)     (617,532)   (9,857,367)   (5,187,487)
   Shares.....................................           --            --   (32,572,229)  (19,494,900)
 From net realized gains
   Institutional Shares.......................           --    (1,981,960)           --      (218,717)
   Shares.....................................           --            --            --      (801,015)
 From tax return of capital
   Institutional Shares.......................           --            --    (4,813,913)           --
   Shares.....................................           --            --   (15,906,871)           --
                                               ------------  ------------  ------------  ------------
    Total distributions to
     shareholders.............................     (465,399)   (2,599,492)  (63,150,380)  (25,702,119)
                                               ------------  ------------  ------------  ------------
Transactions in Shares of Beneficial Interest:
 Net proceeds from shares sold
   Institutional shares.......................    4,653,106     6,499,067    28,689,696    38,367,544
   Shares.....................................           --            --   124,891,845   154,691,471
 Reinvestment of dividends
   Institutional shares.......................        3,948        27,890       471,712       240,458
   Shares.....................................           --            --     4,442,208     1,355,149
 Cost of shares redeemed
   Institutional shares.......................  (13,107,038)  (17,362,142)  (17,456,381)   (3,806,162)
   Shares.....................................           --            --   (99,348,474)  (22,873,383)
                                               ------------  ------------  ------------  ------------
    Net increase (decrease) in net
     assets from beneficial interest
     transactions.............................   (8,449,984)  (10,835,185)   41,690,606   167,975,077
                                               ------------  ------------  ------------  ------------
     Total Increase (Decrease) in Net
      Assets..................................  (23,381,444)  (21,834,281)  (52,539,070)  145,598,851
Net Assets:
 Beginning of year............................   52,405,400    74,239,681   221,131,215    75,532,364
                                               ------------  ------------  ------------  ------------
 End of year(1)............................... $ 29,023,956  $ 52,405,400  $168,592,145  $221,131,215
                                               ============  ============  ============  ============
Capital Share Transactions:
 Shares sold
   Institutional Shares.......................      857,692     1,118,370     5,477,986     5,863,484
   Shares.....................................           --            --    26,619,786    23,197,321
 Shares issued for dividend reinvestment
   Institutional Shares.......................          801         4,360        90,125        37,786
   Shares.....................................           --            --       991,149       207,308
 Shares redeemed
   Institutional Shares.......................   (2,721,546)   (2,879,862)   (4,001,115)     (585,500)
   Shares.....................................           --            --   (22,541,900)   (3,455,850)
                                               ------------  ------------  ------------  ------------
Net Increase (Decrease) in Shares
 Outstanding..................................   (1,863,053)   (1,757,132)    6,636,031    25,264,549
                                               ============  ============  ============  ============
--------
(1) Including undistributed (distributions
  in excess of) net investment income......... $     48,322  $    (12,958) $ (4,476,473) $    254,024


                      See Notes to Financial Statements.

Excelsior Funds Trust
Financial Highlights


Selected data for a share outstanding throughout each period are as follows:
                                                                        Equity Fund
                                                  ------------------------------------------------------------
                                                  Year Ended   Year Ended    Year Ended   Year Ended  Year Ended
                                                  March 31,    March 31,     March 31,    March 31,   March 31,
                                                     2003         2002          2001         2000        1999
                                                  ----------   ----------    ----------   ----------  ----------
Net Asset Value, Beginning of Year...............  $  7.68      $   8.74      $  17.48     $  14.96    $  12.69
                                                   -------      --------      --------     --------    --------
Investment Operations:
  Net investment income........................       0.05          0.04          0.02         0.02        0.04
  Net realized and unrealized gain (loss) on
   investments.................................      (1.63)        (0.41)        (4.30)        3.73        2.47
                                                   -------      --------      --------     --------    --------
   Total From Investment Operations............      (1.58)        (0.37)        (4.28)        3.75        2.51
                                                   -------      --------      --------     --------    --------
Distributions:
  From net investment income...................      (0.05)        (0.03)        (0.02)       (0.03)      (0.04)
  From net realized gains......................      (0.01)        (0.66)        (4.44)       (1.20)      (0.20)
                                                   -------      --------      --------     --------    --------
   Total Distributions.........................      (0.06)        (0.69)        (4.46)       (1.23)      (0.24)
                                                   -------      --------      --------     --------    --------
Net Asset Value, End of Year.....................  $  6.04      $   7.68      $   8.74     $  17.48    $  14.96
                                                   =======      ========      ========     ========    ========
Total Return.....................................   (20.65)%       (4.51)%      (29.47)%      25.75%      20.13%
                                                   =======      ========      ========     ========    ========
Ratios and Supplement Data:
Ratios to Average Net Assets.....................
  Net Expenses.................................       0.69%         0.70%         0.70%        0.70%       0.70%
  Gross Expenses (1)...........................       0.85%         0.89%         0.88%        0.90%       0.90%
  Net Investment Income........................       0.81%         0.43%         0.16%        0.13%       0.28%
Portfolio Turnover...............................       29%           29%           30%          27%         37%
Net Assets at end of Year
 (000's omitted).................................  $66,208      $100,426      $122,573     $211,601    $180,110
--------
(1)Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.

                      See Notes to Financial Statements.

Excelsior Funds Trust
Financial Highlights


Selected data for a share outstanding throughout each period are as follows:
                                                 Mid Cap Value Fund--Institutional Shares
                                         --------------------------------------------------------
                                         Year Ended   Year Ended  Year Ended Year Ended Year Ended
                                         March 31,    March 31,   March 31,  March 31,  March 31,
                                            2003         2002        2001       2000       1999
                                         ----------   ----------  ---------- ---------- ----------
Net Asset Value, Beginning of Year......  $ 13.28      $ 11.97     $ 21.32    $ 15.33    $ 16.12
                                          -------      -------     -------    -------    -------
Investment Operations:
 Net investment income..................     0.05 (2)     0.04(2)     0.40       0.06       0.13
 Net realized and unrealized gain
   (loss) on investments................    (3.04)(2)     1.67(2)    (1.27)      6.34       0.52
                                          -------      -------     -------    -------    -------
   Total From Investment Operations.....    (2.99)        1.71       (0.87)      6.40       0.65
                                          -------      -------     -------    -------    -------
Distributions:
 From net investment income.............    (0.04)       (0.04)      (0.40)     (0.09)     (0.12)
 From net realized gains................       --        (0.36)      (8.08)     (0.32)     (1.32)
                                          -------      -------     -------    -------    -------
   Total Distributions..................    (0.04)       (0.40)      (8.48)     (0.41)     (1.44)
                                          -------      -------     -------    -------    -------
Net Asset Value, End of Year............  $ 10.25      $ 13.28     $ 11.97    $ 21.32    $ 15.33
                                          =======      =======     =======    =======    =======
Total Return............................   (22.58)%      14.53%      (1.99)%    41.92%      4.80%
                                          =======      =======     =======    =======    =======
Ratios and Supplement Data:
Ratios to Average Net Assets
 Net Expenses...........................     0.76%        0.80%       0.80%      0.80%      0.70%
 Gross Expenses (1).....................     0.91%        0.95%       0.96%      0.95%      0.97%
 Net Investment Income..................     0.44%        0.33%       2.27%      0.31%      0.87%
Portfolio Turnover......................       28%          24%         95%        45%        55%
Net Assets at end of year (000's
 omitted)...............................  $45,017      $53,900     $40,993    $53,978    $39,307
--------
(1)Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.
(2)For comparative purposes per share amounts are based on average shares outstanding.

                      See Notes to Financial Statements.

Excelsior Funds Trust
Financial Highlights



Selected data for a share outstanding throughout each period are as follows:
                                                          Optimum Growth Fund--Institutional Shares
                                                  ---------------------------------------------------------
                                                  Year Ended   Year Ended   Year Ended Year Ended Year Ended
                                                  March 31,    March 31,    March 31,  March 31,  March 31,
                                                     2003         2002         2001       2000       1999
                                                  ----------   ----------   ---------- ---------- ----------
Net Asset Value, Beginning of Year...............  $ 11.95      $ 13.11      $ 30.83    $ 27.55    $ 16.33
                                                   -------      -------      -------    -------    -------
Investment Operations:
  Net investment income (loss).................       0.01 (2)    (0.01)(2)    (0.06)     (0.05)        --
  Net realized and unrealized gain (loss) on
   investments.................................      (3.65)(2)    (1.15)(2)   (12.21)      7.21      11.22
                                                   -------      -------      -------    -------    -------
   Total From Investment Operations...........       (3.64)       (1.16)      (12.27)      7.16      11.22
                                                   -------      -------      -------    -------    -------
Distributions:
  From net investment income...................         -- (3)       --           --         --         --
  From net realized gains......................         --           --        (5.45)     (3.88)        --
                                                   -------      -------      -------    -------    -------
   Total Distributions........................          --           --        (5.45)     (3.88)        --
                                                   -------      -------      -------    -------    -------
Net Asset Value, End of Year.....................  $  8.31      $ 11.95      $ 13.11    $ 30.83    $ 27.55
                                                   =======      =======      =======    =======    =======
Total Return.....................................   (30.42)%      (8.85)%     (45.26)%    27.66%     68.74%
                                                   =======      =======      =======    =======    =======
Ratios and Supplement Data:
Ratios to Average Net Assets
  Net Expenses.................................       0.79%        0.78%        0.80%      0.80%      0.71%
  Gross Expenses (1)...........................       0.89%        1.05%        0.95%      0.93%      0.93%
  Net Investment Income (Loss).................       0.14%       (0.11)%      (0.28)%    (0.18)%     0.00%
Portfolio Turnover...............................       61%          43%          46%        44%        22%
Net Assets at end of Year
 (000's omitted).................................  $27,046      $39,277      $41,994    $85,889    $88,045
--------
(1)Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.
(2)For comparative purposes per share amounts are based on average shares outstanding.
(3)Amount represents less than $0.01 per share.


                      See Notes to Financial Statements.

Excelsior Funds Trust
Financial Highlights


Selected data for a share outstanding throughout each period are as follows:
                                                                       Income Fund
                                                  --------------------------------------------------------------
                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                  March 31,    March 31,    March 31,    March 31,    March 31,
                                                     2003         2002         2001         2000         1999
                                                  ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Year...............  $   6.93     $   7.01     $   6.66     $  7.00      $  7.23
                                                   --------     --------     --------     -------      -------
Investment Operations:
  Net investment income........................        0.39         0.40         0.43        0.41         0.40
  Net realized and unrealized gain (loss) on
   investments.................................        0.31        (0.04)        0.35       (0.33)        0.03
                                                   --------     --------     --------     -------      -------
   Total From Investment Operations............        0.70         0.36         0.78        0.08         0.43
                                                   --------     --------     --------     -------      -------
Distributions:
  From net investment income...................       (0.39)       (0.40)       (0.43)      (0.41)       (0.41)
  From net realized gains......................       (0.03)       (0.04)          --       (0.01)       (0.25)
                                                   --------     --------     --------     -------      -------
   Total Distributions.........................       (0.42)       (0.44)       (0.43)      (0.42)       (0.66)
                                                   --------     --------     --------     -------      -------
Net Asset Value, End of Year.....................  $   7.21     $   6.93     $   7.01     $  6.66      $  7.00
                                                   ========     ========     ========     =======      =======
Total Return.....................................     10.36%        5.18%       12.18%       1.16%        5.94%
                                                   ========     ========     ========     =======      =======
Ratios and Supplement Data:
Ratios to Average Net Assets.....................
  Net Expenses.................................        0.50%        0.50%        0.50%       0.50%        0.50%
  Gross Expenses (1)...........................        0.81%        0.87%        0.87%       0.90%        0.91%
  Net Investment Income........................        5.38%        5.54%        6.49%       6.08%        5.57%
Portfolio Turnover...............................        59%          88%         119%        125%         196%
Net Assets at end of Year (000's omitted)........  $105,215     $111,309     $107,193     $99,209      $67,240
--------
(1)Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.

                      See Notes to Financial Statements.

Excelsior Funds Trust
Financial Highlights


Selected data for a share outstanding throughout each period are as follows:
                                                                   Total Return Bond Fund
                                                  -------------------------------------------------------------
                                                  Year Ended   Year Ended     Year Ended  Year Ended  Year Ended
                                                  March 31,    March 31,      March 31,   March 31,   March 31,
                                                     2003         2002           2001        2000        1999
                                                  ----------   ----------     ----------  ----------  ----------
Net Asset Value, Beginning of Year...............  $   7.37     $   7.46       $   7.01    $   7.32    $   7.51
                                                   --------     --------       --------    --------    --------
Investment Operations:
  Net investment income........................        0.40         0.43           0.44        0.41        0.42
  Net realized and unrealized gain (loss) on
   investments.................................        0.48        (0.09)          0.45       (0.31)       0.03
                                                   --------     --------       --------    --------    --------
   Total From Investment Operations............        0.88         0.34           0.89        0.10        0.45
                                                   --------     --------       --------    --------    --------
Distributions:
  From net investment income...................       (0.40)       (0.43)         (0.44)      (0.41)      (0.42)
  From net realized gains......................       (0.07)          --(1)          --          --       (0.22)
                                                   --------     --------       --------    --------    --------
   Total Distributions.........................       (0.47)       (0.43)         (0.44)      (0.41)      (0.64)
                                                   --------     --------       --------    --------    --------
Net Asset Value, End of Year.....................  $   7.78     $   7.37       $   7.46    $   7.01    $   7.32
                                                   ========     ========       ========    ========    ========
Total Return.....................................     12.27%        4.65%         13.19%       1.47%       6.07%
                                                   ========     ========       ========    ========    ========
Ratios and Supplement Data:
Ratios to Average Net Assets
  Net Expenses.................................        0.50%        0.50%          0.50%       0.50%       0.50%
  Gross Expenses (2)...........................        0.82%        0.87%          0.87%       0.88%       0.89%
  Net Investment Income........................        5.15%        5.70%          6.27%       5.85%       5.53%
Portfolio Turnover...............................       106%         113%           110%        115%        234%
Net Assets at end of Year (000's omitted)........  $271,535     $285,551       $304,882    $264,671    $251,614
--------
(1)Amount represents less than $0.01 per share.
(2)Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.

                      See Notes to Financial Statements.

Excelsior Funds Trust
Financial Highlights


Selected data for a share outstanding throughout each period are as follows:
                                                                International Equity Fund
                                                  -------------------------------------------------------------
                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                  March 31,    March 31,    March 31,    March 31,    March 31,
                                                     2003         2002         2001         2000         1999
                                                  ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Year...............  $  5.85      $  6.93      $ 13.78      $   8.45     $  9.67
                                                   -------      -------      -------      --------     -------
Investment Operations:
  Net investment income........................       0.07         0.04         0.02          0.01        0.16
  Net realized and unrealized gain (loss) on
   investments.................................      (1.77)       (0.86)       (4.39)         5.39       (0.79)
                                                   -------      -------      -------      --------     -------
   Total From Investment Operations............      (1.70)       (0.82)       (4.37)         5.40       (0.63)
                                                   -------      -------      -------      --------     -------
Distributions:
  From net investment income...................      (0.06)       (0.06)       (0.02)        (0.03)      (0.16)
  From net realized gains......................         --        (0.20)       (2.46)        (0.04)      (0.43)
                                                   -------      -------      -------      --------     -------
   Total Distributions.........................      (0.06)       (0.26)       (2.48)        (0.07)      (0.59)
                                                   -------      -------      -------      --------     -------
Net Asset Value, End of Year.....................  $  4.09      $  5.85      $  6.93      $  13.78     $  8.45
                                                   =======      =======      =======      ========     =======
Total Return.....................................   (29.26)%     (12.16)%     (36.32)%       64.29%      (6.60)%
                                                   =======      =======      =======      ========     =======
Ratios and Supplement Data:
Ratios to Average Net Assets
  Net Expenses.................................       0.87%        0.90%        0.90%         0.90%       0.90%
  Gross Expenses (1)...........................       1.29%        1.38%        1.41%         1.45%       1.53%
  Net Investment Income........................       1.07%        0.75%        0.20%         0.11%       1.18%
Portfolio Turnover...............................       71%          52%          52%           43%        107%
Net Assets at end of Year (000's omitted)........  $29,024      $52,405      $74,240      $124,060     $78,802
--------
(1)Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.

                      See Notes to Financial Statements.

Excelsior Funds Trust
Financial Highlights


Selected data for a share outstanding throughout each period are as follows:
                                                                High Yield Fund--Institutional Shares
                                                                ------------------------------------------
                                                                                                October 31,
                                                                Year Ended       Year Ended      2000* to
                                                                March 31,        March 31,       March 31,
                                                                   2003             2002           2001
                                                                ----------       ----------     -----------
Net Asset Value, Beginning of Period...........................  $  6.20          $  7.26         $  7.00
                                                                 -------          -------         -------
Investment Operations:
  Net investment income......................................       0.93 (4)         1.09            0.28
  Net realized and unrealized gain (loss) on investments.....      (1.58)(4)        (1.01)           0.26
                                                                 -------          -------         -------
   Total From Investment Operations..........................      (0.65)            0.08            0.54
                                                                 -------          -------         -------
Distributions:
  From net investment income.................................      (1.05)           (1.10)          (0.28)
  From net realized gains....................................         --            (0.04)             --
  From tax return of capital.................................      (0.51)              --              --
                                                                 -------          -------         -------
   Total Distributions.......................................      (1.56)           (1.14)          (0.28)
                                                                 -------          -------         -------
Net Asset Value, End of Period.................................  $  3.99          $  6.20         $  7.26
                                                                 =======          =======         =======
Total Return...................................................   (10.30)%           1.53%           7.88%(2)
                                                                 =======          =======         =======
Ratios and Supplement Data:
Ratios to Average Net Assets
  Net Expenses...............................................       0.83%            0.78%           0.80%(3)
  Gross Expenses (1).........................................       1.10%            1.10%           1.22%(3)
  Net Investment Income......................................      19.14%           17.81%           9.63%(3)
Portfolio Turnover.............................................      153%             311%            169%(3)
Net Assets at end of Period (000's omitted)....................  $37,250          $48,241         $17,862
--------
 *Commencement of operations.
(1)Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.
(2)Not annualized.
(3)Annualized.
(4)For comparative purposes per share amounts are based on average shares outstanding.





                      See Notes to Financial Statements.

                             Excelsior Funds Trust

                         Notes to Financial Statements

1. Significant Accounting Policies:

   Excelsior Funds Trust (the "Trust"), is a statutory trust organized under the laws of the State of Delaware on May 11, 1994. The Trust is registered under the Investment Company Act of 1940 ("Act") and the Securities Act of 1933 as an open-end diversified management investment company. The Trust currently offers shares in the following seven funds (each a "Fund", collectively, the "Funds"), each having its own investment objectives and policies: Excelsior Equity Fund ("Equity Fund"), Excelsior Mid Cap Value Fund ("Mid Cap Value Fund"), Excelsior Optimum Growth Fund ("Optimum Growth Fund"), Excelsior Income Fund ("Income Fund"), Excelsior Total Return Bond Fund ("Total Return Bond Fund"), Excelsior International Equity Fund ("International Equity Fund") and Excelsior High Yield Fund ("High Yield Fund"). With regard to Mid Cap Value Fund, Optimum Growth Fund and High Yield Fund, the Trust offers two classes of shares: Institutional Shares and Shares. The Financial Highlights of the Shares are presented in separate annual reports.

   The following is a summary of the significant accounting policies of the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies and are consistently followed by the Funds in the preparation of their financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from these estimates.

   a) Valuation of Investments -- Investments in securities that are traded on a recognized domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value is so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Funds' Trustees. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.

   All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing upon the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

   Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Funds' Trustees. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

                             Excelsior Funds Trust

   b) Forward foreign currency exchange contracts -- The International Equity Fund's participation in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, on the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains and losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

   The International Equity Fund had the following forward foreign currency contracts outstanding at March 31, 2003:

                                                   In
                                     Contracts  Exchange   Unrealized
         Maturity Dates              to Deliver   For    (Depreciation)
         --------------              ---------- -------- --------------
         Foreign Currency Sales:
         4/1/2003............... HD    452,910  $ 58,069     $  (1)
         4/1/2003-4/2/2003...... JY  7,350,209    61,308      (677)
                                                --------     -----
                                                $119,377     $(678)
                                                ========     =====

-------------
Currency Legend:  HD Hong Kong Dollar     JY Japanese Yen

   c) Concentration of risks -- The International Equity Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. Some countries in which the Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The High Yield Bond Fund is subject to special risks associated with investments in high yield bonds, that involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the property.

                             Excelsior Funds Trust

   d) Security transactions and investment income -- Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including where applicable, amortization of discounts and premiums on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend.

   e) Dividends to Shareholders -- Dividends equal to all or substantially all of each Fund's net investment income will be declared and paid as follows: for the Equity Fund, Mid Cap Value Fund and Optimum Growth Fund, dividends will be declared and paid at least quarterly; for the Income Fund, Total Return Bond Fund and High Yield Fund, dividends will be declared daily and paid monthly; and for the International Equity Fund, dividends will be declared and paid semi-annually. Distributions to shareholders of net realized capital gains, if any, are normally declared and paid annually, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Trust not to distribute such gain.

   f) Repurchase agreements -- The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Funds' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds' custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.

   If the value of the underlying securities falls below the value of the repurchase price, the Funds will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in the connection with the disposition of the underlying securities or loss to the extent that proceeds from the sale of the underlying securities were less than the repurchase price under the agreement.

   g) Expense Allocation -- Expenses incurred by the Trust with respect to any two or more Funds in the Trust are allocated in proportion to the average net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be fairly made. Expenses directly attributable to a Fund are charged to that Fund and expenses directly attributable to a particular class of shares in a Fund are charged to such class.

   h) Redemption Fees -- With regard to the International Equity Fund, a redemption fee of 2% of the value of the shares redeemed or exchanged will be imposed on shares redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the Fund. For the year ended March 31, 2003, the International Equity Fund incurred redemption fees totaling $3.

                             Excelsior Funds Trust

2. Investment Advisory Fee, Administration Fee, Distribution Expenses, Shareholder Servicing Fees and Related Party Transactions:

   a) United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Funds. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of each of Equity Fund, Mid Cap Value Fund, Optimum Growth Fund, Income Fund and Total Return Bond Fund; 1.00% of the average daily net assets of International Equity Fund and 0.80% of the average daily net assets of High Yield Fund.

   U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of the The Charles Schwab Corporation ("Schwab").

   b) U.S. Trust Company, SEI Investments Global Funds Services (formerly SEI Investments Mutual Funds Services) and Federated Services Company, ("FSC") a wholly-owned subsidiary of Federated Investors, Inc., (collectively, the "Administrators") provide administrative services to the Trust. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the Funds (excluding International Equity Fund), Excelsior Funds, Inc. (excluding its international equity portfolios), and Excelsior Tax-Exempt Funds, Inc., all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Fund of the three investment companies are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the average daily net assets of the International Equity Fund at an annual rate of 0.20%. Until further notice to the Trust, U.S. Trust Company has voluntarily agreed to waive its portion of the administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Fund. For the year ended March 31, 2003, administration fees charged by U.S. Trust Company, net of waivers, were as follows:

                       Equity Fund.............. $ 54,371
                       Mid Cap Value Fund....... $ 84,619
                       Optimum Growth Fund...... $    618
                       Income Fund.............. $ 81,216
                       Total Return Bond Fund... $204,071
                       International Equity Fund $ 20,955
                       High Yield Fund.......... $160,076

   c) From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Funds for a portion of other expenses. For the year ended March 31, 2003, and until further notice, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses, to the extent necessary to keep total operating expenses from exceeding the following annual percentage of each Fund's average daily net assets:

                             Excelsior Funds Trust

               Equity Fund.............................. 0.70%
               Mid Cap Value Fund--Institutional Shares. 0.74%*
               Optimum Growth Fund--Institutional Shares 0.80%
               Income Fund.............................. 0.50%
               Total Return Bond Fund................... 0.50%
               International Equity Fund................ 0.90%
               High Yield Fund--Institutional Shares.... 0.80%
               Mid Cap Value Fund--Shares............... 0.99%**
               Optimum Growth Fund--Shares.............. 1.05%
               High Yield Fund--Shares.................. 1.05%

-------------
 * 0.80% prior to August 1, 2002
** 1.05% prior to August 1, 2002

   For the year ended March 31, 2003, pursuant to the above, U.S. Trust waived investment advisory fees in the following amounts:

                       Equity Fund.............. $ 86,921
                       Mid Cap Value Fund....... $ 25,206
                       Optimum Growth Fund...... $ 17,336
                       Income Fund.............. $306,337
                       Total Return Bond Fund... $818,188
                       International Equity Fund $158,590
                       High Yield Fund.......... $314,756

   d) The Trust, on behalf of the Funds, has entered into shareholder servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Funds. As a consideration for the administrative services provided by each service organization to its customers, each Fund will pay the service organization a shareholder servicing fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange or redemption requests; transmitting and receiving funds in connection with customers orders to purchase, exchange or redeem shares; and providing periodic statements.

   Shareholder servicing fees paid to affiliates of U.S. Trust amounted to $248,656 for the year ended March 31, 2003. U.S. Trust has voluntarily agreed to waive investment advisory and administration fees payable by each single class Fund in an amount equal to the shareholder servicing fees paid to subsidiaries of U.S. Trust Corporation. With regard to multi-class Funds, U.S. Trust receives shareholder servicing fees at the annual rate of up to 0.25% of the average daily net asset value of each multi-class Fund's Shares class for which it provides shareholder servicing. For the year ended March 31, 2003, U.S. Trust waived investment advisory and administration fees in amounts equal to the shareholder servicing fees for the Funds as follows:

                          Mid Cap Value Fund. $ 99,558
                          Optimum Growth Fund $  3,443
                          High Yield Fund.... $145,655

                             Excelsior Funds Trust

   e) Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distributor") serves as the Trust's distributor. Under the Funds' Distribution Plan, adopted pursuant to Rule 12b-1 under the Act, the Shares of the Mid Cap Value Fund, Optimum Growth Fund, International Equity Fund and High Yield Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Shares, in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Fund's outstanding Shares. Until further notice, the Trust has voluntarily agreed to stop charging fees under the Distribution Plan.

   f) Boston Financial Data Services, Inc. ("BFDS") serves as transfer agent to the Funds.

   g) Independent Trustees receive an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. In addition, the Trust reimburses Independent Trustees for reasonable expenses incurred when acting in their capacity as Trustees. The Chairman of the Board receives an additional annual fee of $5,000. Each Independent Trustee serving on the Nominating Committee of the Trust receives an annual fee of $1,000 for services in connection with this committee.

3. Purchases and Sales of Investment Securities:

   a) Investment transactions (excluding short-term investments and U.S. Government and Agency Obligations) for the year ended March 31, 2003 were as follows:

                                                     Cost of    Proceeds From
                                                    Purchases       Sales
                                                   ------------ -------------
Equity Fund....................................... $ 21,155,666 $ 28,502,164
Mid Cap Value Fund................................ $ 91,570,562 $ 31,306,299
Optimum Growth Fund............................... $ 20,513,049 $ 21,884,005
Income Fund....................................... $ 20,868,547 $ 17,590,628
Total Return Bond Fund............................ $ 90,358,042 $115,093,101
International Equity Fund......................... $ 28,183,930 $ 36,824,917
High Yield Fund................................... $277,002,069 $294,510,608

   b) Investment transactions in U.S. Government and Agency Obligations (excluding short-term investments) for the year ended March 31, 2003 were as follows:

                                                     Cost of    Proceeds From
                                                    Purchases       Sales
                                                   ------------ -------------
Income Fund....................................... $ 40,019,603 $ 48,913,010
Total Return Bond Fund............................ $186,906,953 $196,093,168

                             Excelsior Funds Trust

4. Federal Taxes:

   It is the policy of each Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

   In order to avoid a Federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

   Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales, and net capital losses incurred after October 31 and within the taxable year ("Post-October losses"). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

                               Undistributed  Accumulated
                               Net Investment Net Realized
                                   Income     Gain (Loss)  Paid-In- Capital
                               -------------- ------------ ----------------
     Equity Fund..............  $      (825)  $       825              --
     Optimum Growth Fund......           --      (132,324)   $    132,324
     Income Fund..............      101,249      (101,249)             --
     Total Return Bond Fund...       60,527       (60,527)             --
     International Equity Fund       86,429       (86,429)             --
     High Yield Fund..........   25,246,012    (4,525,228)    (20,720,784)

                             Excelsior Funds Trust

   The tax character of dividends and distributions paid during the years ended March 31, 2002 and March 31, 2003 were as follows:

                              Ordinary    Long-Term    Return of
                               Income    Capital Gain   Capital      Total
                             ----------- ------------ ----------- -----------
   Equity Fund
      2002.................. $   459,715  $8,432,465           -- $ 8,892,180
      2003..................     605,644      80,236           --     685,880
   Mid Cap Value Fund
      2002..................     162,250   2,006,208           --   2,168,458
      2003..................     292,305          --           --     292,305
   Optimum Growth Fund
      2002..................          --          --           --          --
      2003..................      15,815          --           --      15,815
   Income Fund
      2002..................   6,052,961     707,179           --   6,760,140
      2003..................   6,220,361     297,830           --   6,518,191
   Total Return Bond Fund
      2002..................  17,290,281     244,969           --  17,535,250
      2003..................  15,244,934   2,593,478           --  17,838,412
   International Equity Fund
      2002..................     617,543   1,981,949           --   2,599,492
      2003..................     465,399          --           --     465,399
   High Yield Fund
      2002..................  25,702,119          --           --  25,702,119
      2003..................  42,429,596          --  $20,720,784  63,150,380

   As of March 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                             Long-Term      Post-       Capital       Unrealized      Other
                   Ordinary   Capital      October        Loss       Appreciation   Temporary
                    Income     Gain        Losses     Carryforward  (Depreciation) Differences      Total
                  ---------- ---------- ------------  ------------  -------------- -----------  ------------
Equity Fund...... $  131,867         -- $ (1,606,559) $(11,842,225)  $(13,613,412)          --  $(26,930,329)
Mid Cap Value
 Fund............     98,920         --     (157,407)   (6,217,068)   (10,956,713)          --   (17,232,268)
Optimum Growth
 Fund............     16,096         --   (1,465,396)  (12,499,221)       984,998           --   (12,963,523)
Income Fund......  1,143,104 $   44,582           --            --      3,466,588  $  (446,737)    4,207,537
Total Return Bond
 Fund............  2,292,771  1,688,731           --            --     13,624,313   (1,097,344)   16,508,471
International
 Equity Fund.....     60,893         --   (3,180,486)  (22,084,114)    (8,945,547)     (12,546)  (34,161,800)
High Yield Fund..         --         --  (11,575,559)  (19,638,420)   (59,931,543)  (4,476,473)  (95,621,995)

                             Excelsior Funds Trust

   Post-October losses are deemed to arise on the first business day of a Fund's next taxable year.

   For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2003, the following Funds had capital loss carryforwards for Federal income tax purposes available to offset future net capital gains through the indicated expiration dates:

                               Expiration Date Expiration Date
                               March 31, 2010  March 31, 2011     Total
                               --------------- --------------- -----------
     Equity Fund..............           --      $11,842,225   $11,842,225
     Mid Cap Value Fund.......   $   63,601        6,153,467     6,217,068
     Optimum Growth Fund......    2,455,051       10,044,170    12,499,221
     International Equity Fund    5,940,562       16,143,552    22,084,114
     High Yield Fund..........    2,181,571       17,456,849    19,638,420

   At March 31, 2003, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value is as follows:

                                                          Optimum                                International
                                            Mid Cap       Growth                   Total Return     Equity         High
                             Equity Fund   Value Fund      Fund       Income Fund   Bond Fund        Fund       Yield Fund
                            ------------  ------------  -----------  ------------  ------------  ------------- ------------
Aggregate Cost............. $ 79,851,390  $139,594,313  $30,635,414  $105,174,177  $258,152,545  $ 37,676,975  $226,910,018
                            ============  ============  ===========  ============  ============  ============  ============
Gross unrealized
 appreciation.............. $  4,135,554  $ 13,085,296  $ 2,996,833  $  4,501,334  $ 14,449,771  $  1,677,363  $  5,272,053
Gross unrealized
 depreciation..............  (17,748,966)  (24,042,009)  (2,011,835)   (1,034,746)     (825,458)  (10,599,230)  (65,203,596)
                            ------------  ------------  -----------  ------------  ------------  ------------  ------------
Net unrealized appreciation
 (depreciation)............ $(13,613,412) $(10,956,713) $   984,998  $  3,466,588  $ 13,624,313  $ (8,921,867) $(59,931,543)
                            ============  ============  ===========  ============  ============  ============  ============

5. Line of Credit:

   The Funds and other affiliated funds participate in a $50 million unsecured line of credit provided by The JPMorgan Chase Bank under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Funds at the end of each quarter. For the year ended March 31, 2003, the Funds had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Excelsior Funds Trust

   We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Equity, Mid Cap Value, Optimum Growth, Income, Total Return Bond, International Equity, and High Yield Funds (the seven portfolios constituting the Excelsior Funds Trust) (the "Trust") as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity, Mid Cap Value, Optimum Growth, Income, Total Return Bond, International Equity, and High Yield Funds at March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                          [LOGO] Ernst & Young LLP

Boston, Massachusetts
May 16, 2003

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

   Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a "Company" and collectively, the "Excelsior Funds Complex") is set forth below.
Directors/Trustees who are not deemed to be "interested persons" of the Excelsior Funds Complex as defined in the 1940 Act are referred to as "Independent Board Members." Directors/trustees who are deemed to be "interested persons" of the Excelsior Funds Complex are referred to as "Interested Board Members." Currently, the Excelsior Funds Complex does not have any Interested Board Members.

                                                                                        Number of
                                                                                      Portfolios in
                                                                                        Excelsior
                                    Term of                                               Funds
                                   Office and                                            Complex        Other
                     Position(s)   Length of                                           Overseen by  Directorships
  Name, Address,    Held with each    Time            Principal Occupation(s)             Board     Held by Board
      Age(1)           Company     Served(2)            During Past 5 Years             Member(3)     Member(4)
------------------- -------------- ---------- --------------------------------------- ------------- -------------
INDEPENDENT BOARD MEMBERS
Frederick S. Wonham  Director/     Since 1997 Retired; Chairman of the Board (since        31           None
 Age: 71             Trustee,                 1997) and President, Treasurer and
                     Chairman of              Director (since 1995) of Excelsior Fund
                     the Board                and Excelsior Tax-Exempt Fund;
                                              Chairman of the Boards (since 1997),
                                              President, Treasurer and Trustee (since
                                              1995) of Excelsior Funds Trust; Vice
                                              Chairman of U.S. Trust Corporation
                                              and U.S. Trust New York (from
                                              February 1990 until September 1995);
                                              and Chairman, U.S. Trust Company
                                              (from March 1993 to May 1997).

Rodman L. Drake      Director/     Since 1994 Director of Excelsior Fund and               31           None
 Age: 60             Trustee                  Excelsior Tax-Exempt Fund (since
                                              1996); Trustee of Excelsior Funds Trust
                                              (since 1994); Director, Parsons
                                              Brinkerhoff, Inc. (engineering firm)
                                              (since 1995); President, Continuation
                                              Investments Group, Inc. (since 1997);
                                              President, Mandrake Group
                                              (investment and consulting firm)
                                              (1994-1997); Chairman, MetroCashcard
                                              International Inc. (since 1999);
                                              Director, Hotelivision, Inc. (since
                                              1999); Director, Alliance Group
                                              Services, Inc. (since 1998); Director,
                                              Clean Fuels Technology Corp. (since
                                              1998); Director, Absolute Quality Inc.
                                              (since 2000); Director, Hyperion Total
                                              Return Fund, Inc. and three other
                                              funds for which Hyperion Capital
                                              Management, Inc. serves as investment
                                              adviser (since 1991); Director, The
                                              Latin America Smaller Companies
                                              Fund, Inc. (from 1993 to 1998).

        Directors/Trustees and Officers of the Excelsior Funds Complex
                            (Unaudited)(Continued)

                                                                                            Number of
                                                                                          Portfolios in
                                                                                            Excelsior
                                    Term of                                                   Funds
                                   Office and                                                Complex        Other
                    Position(s)    Length of                                               Overseen by  Directorships
  Name, Address,   Held with each     Time               Principal Occupation(s)              Board     Held by Board
      Age(1)          Company      Served(2)               During Past 5 Years              Member(3)     Member(4)
------------------ -------------- ------------- ----------------------------------------- ------------- -------------
Ralph E. Gomory(5)   Director/    September     Director of Excelsior Fund and                 31           None
  Age: 73            Trustee      2001-February Excelsior Tax-Exempt Fund and
                                  2003          Trustee of Excelsior Funds Trust (since
                                                September 2001); President, Alfred P.
                                                Sloan Foundation (since 1989);
                                                Director, Ashland, Inc. (refining,
                                                distribution, road construction) (since
                                                1989); Director, Lexmark International,
                                                Inc. (printer manufacturing) (since
                                                1991); Director, Washington Post
                                                Company (media) (since 1989);
                                                Director, Polaroid Company (cameras
                                                and film) (since 1993).

Mel Hall             Director/     Since 2000   Director of Excelsior Fund and                 31           None
 Age: 58             Trustee                    Excelsior Tax-Exempt Fund (since July
                                                2000); Trustee of Excelsior Funds Trust
                                                (since July 2000); Chief Executive
                                                Officer, Comprehensive Health
                                                Services, Inc. (health care management
                                                and administration).

Roger M. Lynch       Director/     Since 2001   Retired; Director of Excelsior Fund and        31           None
 Age: 62             Trustee                    Excelsior Tax-Exempt Fund and
                                                Trustee of Excelsior Funds Trust (since
                                                September 2001); Chairman of the
                                                Board of Trustees of Fairfield University
                                                (since 1996); Director, SLD
                                                Commodities, Inc. (importer of nuts)
                                                (since 1991); President, Corporate
                                                Asset Funding Co., Inc. (asset
                                                securitization) (from 1987 to 1999);
                                                General Partner (from 1980 to 1986)
                                                and Limited Partner (from 1986 to
                                                1999), Goldman Sachs & Co.;
                                                Chairman, Goldman Sachs Money
                                                Markets, Inc. (from 1982 to 1986).

Jonathan Piel        Director/     Since 1994   Director, Excelsior Funds, Inc. and            31           None
 Age: 64             Trustee                    Excelsior Tax-Exempt Funds, Inc. (since
                                                1996); Trustee, Excelsior Funds Trust
                                                (since 1994); Director, Group for the
                                                South Fork, Bridgehampton, NY (since
                                                1993); and Master of Professional
                                                Studies, Interactive Telecommunication
                                                Program, Tisch School of the Arts, New
                                                York University. Retired in 1994 as The
                                                Editor, Scientific American and Vice
                                                President, Scientific American, Inc.

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)
                                  (Continued)

                                                                                           Number of
                                                                                         Portfolios in
                                                                                           Excelsior
                                       Term of                                               Funds
                                      Office and                                            Complex        Other
                       Position(s)    Length of                                           Overseen by  Directorships
   Name, Address,     Held with each     Time            Principal Occupation(s)             Board     Held by Board
       Age(1)            Company      Served(2)            During Past 5 Years             Member(3)     Member(4)
--------------------- --------------- ---------- --------------------------------------- ------------- -------------

OFFICERS
James L. Bailey       President         Since    Executive Vice President of U.S. Trust       N/A           N/A
 114 West 47th Street                  May 2003  Corporation and U.S. Trust New York
 New York, NY 10036                              (since January 2003); President,
 Age: 57                                         Excelsior Fund, Excelsior Tax-Exempt
                                                 Fund and Excelsior Funds Trust (since
                                                 May 2003); Consultant in the financial
                                                 services industry (from August 2000 to
                                                 January 2003); Executive Vice President
                                                 of Citicorp (1992 to August 2000).

Brian Schmidt         Vice President, Since 2001 Senior Vice President, U.S. Trust            N/A           N/A
 225 High Ridge Road  Chief Financial            Company (since 1998); Vice President,
 Stamford, CT 06905   Officer and                U.S. Trust Company (from 1996-1998);
 Age: 44              Treasurer                  Vice President, Chief Financial Officer
                                                 and Treasurer, Excelsior Fund,
                                                 Excelsior Tax-Exempt Fund and
                                                 Excelsior Funds Trust (since February
                                                 2001); Chief Financial Officer,
                                                 Excelsior Venture Investors III, LLC
                                                 and Excelsior Venture Partners III,
                                                 LLC (since 2001); Chief Financial
                                                 Officer, Excelsior Private Equity Fund
                                                 II, Inc. (since 1997) and UST Private
                                                 Equity Fund, Inc. (since 1995).

Frank Bruno           Vice President  Since 2001 Vice President, U.S. Trust Company           N/A           N/A
 225 High Ridge Road  and Assistant              (since 1994); Vice President and
 Stamford, CT 06905   Treasurer                  Assistant Treasurer, Excelsior Fund,
 Age: 43                                         Excelsior Tax-Exempt Fund and
                                                 Excelsior Funds Trust (since February
                                                 2001); Treasurer, Excelsior Venture
                                                 Investors III, LLC and Excelsior
                                                 Venture Partners III, LLC (since 2001),
                                                 Excelsior Private Equity Fund II, Inc.
                                                 (since 1997) and UST Private Equity
                                                 Fund, Inc. (since 1995).

Joseph Leung          Vice President    Since    Vice President, U.S. Trust Company           N/A           N/A
 225 High Ridge Road  and Assistant    May 2003  (since March 2003); Vice President and
 Stamford, CT 06905   Treasurer                  Assistant Treasurer, Excelsior Fund,
 Age: 37                                         Excelsior Tax-Exempt Fund and
                                                 Excelsior Funds Trust (since May
                                                 2003); Vice President of Merrill Lynch
                                                 & Co. (from 2000 to 2002); Treasurer,
                                                 Vice President and Chief Accounting
                                                 Officer of Midas Funds, Bexil Fund,
                                                 Tuxis Fund, Global Income Fund and
                                                 Winmill & Co. Incorporated (from
                                                 1995 to 2000).

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)
                                  (Continued)

                                                                                             Number of
                                                                                           Portfolios in
                                                                                             Excelsior
                                         Term of                                               Funds
                                        Office and                                            Complex        Other
                          Position(s)   Length of                                           Overseen by  Directorships
     Name, Address,      Held with each    Time            Principal Occupation(s)             Board     Held by Board
         Age(1)             Company     Served(2)            During Past 5 Years             Member(3)     Member(4)
------------------------ -------------- ---------- --------------------------------------- ------------- -------------

Alison Baur                Secretary      Since    Vice President, Charles Schwab & Co.,        N/A           N/A
 101 Montgomery Street                   May 2003  Inc. (since 1999); Secretary, Excelsior
 San Francisco, CA 94104                           Fund, Excelsior Tax-Exempt Fund and
 Age: 39                                           Excelsior Funds Trust (since May
                                                   2003); Associate General Counsel,
                                                   Grantham, Mayo, Van Otterloo & Co.
                                                   LLC (1997-1999).

Lee Wilcox                 Assistant    Since June Employed by SEI Investments since            N/A           N/A
 530 E. Swedesford Road    Treasurer       2002    June 2002. Director of Fund
 Wayne, PA 19087                                   Accounting, SEI Investments since
 Age: 44                                           June 2002. Senior Operations Manager
                                                   of Deutsche Bank Global Fund Services
                                                   (2000-2002), PricewaterhouseCoopers
                                                   LLP (1995-2000), United States Army
                                                   (1982-1992).

Timothy D. Barto           Assistant    Since 2001 Employed by SEI Investments since            N/A           N/A
 One Freedom               Treasurer               October 1999. Vice President and
 Valley Drive                                      Assistant Secretary of SEI Investments
 Oaks, PA 19456                                    since December 1999. Associate at
 Age: 35                                           Dechert, Price & Rhoads (1997-1999).
                                                   Associate at Richter, Miller & Finn
                                                   (1993-1997).

-------------
(1)Each director/trustee may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2)Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with each Company's by-laws.
(3)The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of March 31, 2003, the Excelsior Funds Complex consisted of 31 Funds.
(4)Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5)During February 2003, Mr. Gomory retired from the Board of Directors/Trustees of the Excelsior Funds Complex.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

                             Excelsior Funds Trust

                    Federal Tax Information -- (Unaudited)

   For the year ended March 31, 2003, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gains, the amounts expected to be passed through to shareholders as foreign tax credits and the percentage of income earned from direct Treasury obligations are approximated as follows:

                                 Dividends     20%      Foreign
                                 Received   Long-Term     Tax   Treasury
                                 Deduction Capital Gain Credit   Income
                                 --------- ------------ ------- --------
       Equity Fund..............   97.49%   $   80,236       --     --
       Mid Cap Value Fund.......   99.20%           --       --     --
       Optimum Growth Fund......  100.00%           --       --     --
       Income Fund..............      --       297,830       --   6.34%
       Total Return Bond Fund...      --     2,593,478       --  16.63%
       International Equity Fund      --            --  $96,421     --
       High Yield Fund..........      --            --       --   0.17%

   In addition, for the year ended March 31, 2003, gross income derived from sources within foreign countries for the International Equity Fund approximately amounted to $869,000.



                                                                   AR-Inst-0303